Exhibit 10.1

Distribution

and

Development

Agreement

DakoCytomation Denmark A/S

(Ref. no. 2967)

Clarient, Inc.

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been field separately with the Securities and Exchange Commission pursuant to an application for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LIST OF EXHIBITS

Exhibit 1:	ACIS II Hardware Specification (Doc.#69913 Rev B)
Exhibit 2:	ACIS II Software Specification (Doc#77793 Rev A)
Exhibit 3:	[omitted].
Exhibit 4:	Prices, Payments and Forecast
Exhibit 5:	[omitted].
Exhibit 6:	Transport procedures and costs
Exhibit 7:	List of Clarient Patents and Patent Applications
Exhibit 8:	Licensed DakoCytomation trademarks
Exhibit 9:	Trademark status report for Clarient Inc.
Exhibit 10:	Installation Services and Prices
Exhibit 11:	After Sales Support Services and Prices
Exhibit 12:	[omitted].
Exhibit 13:	[omitted].
Exhibit 14:	Technical Specifications and Acceptance Criteria for the ACIS III Instrument and Software (Doc. #70180 Rev. A)
Exhibit 15:	Project Plan for ACIS III

This Distribution and Development Agreement is entered into

between	DakoCytomation Denmark A/S
Produktionsvej 42
DK-2600 Glostrup
Denmark
(CVR no. 33 21 13 17)

(hereinafter referred to as “DakoCytomation”)

and	Clarient, Inc.
33171 Paseo Cerveza
San Juan Capistrano
CA 92675 California
United States of America
A corporation incorporated in Delaware

(hereinafter referred to as “Clarient”)

(hereinafter individually referred to as “Party” and collectively referred to as “the Parties”)

W I T N E S S E T H:

WHEREAS Clarient is a company in the business of, among other things, developing, producing and selling of products within the field of image analysis and virtual microscopy; and

WHEREAS DakoCytomation is a diagnostic company with world-wide activities within the field of development, production and sale of reagents and instruments within the field of pathology and has a world-wide marketing and sales organization; and

WHEREAS DakoCytomation desires to obtain an exclusive right to purchase the Products from Clarient and to be appointed as Clarient’s exclusive distributor world wide; and

WHEREAS Clarient is willing to sell the Products exclusively in certain areas to DakoCytomation and make such an appointment, subject to the terms and conditions set forth in this Agreement; and

WHEREAS the Parties have agreed to enter into a collaboration with the purpose of further developing Clarient’s present products and to develop new products subject to the terms and conditions set forth in this Agreement.

NOW THEREFORE in consideration of the mutual covenants and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, have entered into this Agreement on the following terms and conditions:

Article 1               Definitions

1.1       “ACIS III” shall mean: The further development of the Product as described in Exhibits 14 and 15.

1.2       “Adverse Event” shall mean:

1.2.1           Any malfunction, failure or deterioration in the characteristics and/or performance of a device/material, as well as any inadequacy in the labeling or the instructions for use which, directly or indirectly, might lead to or might have led to the death of a patient or user or of other persons or to a serious deterioration in their state of health;

1.2.2           Any technical or medical reason in relation to the characteristics or performance of a device/material for the reasons referred to in Subclause 1.2.1 leading to systematic recall of devices/materials of the same type by Clarient.

1.3       “Affiliate” shall mean any entity that directly or indirectly controls, is controlled by or is under common control with a Party to this Agreement, where “control” means direct or indirect possession of at least fifty percent (50%) of the outstanding voting securities of a corporation or at least fifty percent (50%) interest of the income of such corporation or a comparable ownership in any other type of entity, provided, however, that if the law of the jurisdiction in which such entity operates does not allow fifty percent (50%) or greater ownership by a Party to this Agreement, such ownership interest shall be at least forty percent (40%).

1.4       “Agreement” shall mean this entire Agreement and all of its Exhibits attached hereto.

1.5       “Business Day(s)” shall mean any day other than a Saturday, Sunday or public holiday in Denmark and/or the United States.

1.6       “Calendar Day(s)” shall mean any day and not limited to Business Days.

1.7       “Calendar Quarter(s)” shall mean the three (3) month periods ending on 31 March, 30 June, 30 September or 31 December.

1.8       “Calendar Year” shall mean the period 1 January to 31 December of a given year.

1.9       “Contract Year” shall mean the period 1 July to 30 June of a given year, except that the first Contract Year shall be the period from the Effective Date to 30 June 2006.

1.10     “Certificate of Conformance” shall mean documented evidence prepared by Clarient that a given Product meets the Product Specifications and Acceptance Criteria stated in Exhibits 1 and 2.

1.11     “Defect” or “Defective” shall mean that the Product does not substantially conform to the capital Product Specifications and Acceptance Criteria, stated in Exhibits 1 and 2.

1.12     “Date of Invoice” shall mean the date the invoice is issued by Clarient..

1.13     “Designated Representative” shall mean a third party agreed upon by the Parties to review or inspect essential and confidential information and/or documentation in order to support regulatory requirements.

1.14     “Effective Date” shall mean the last date of execution of this Agreement.

1.15     “Exclusive Field of Use” shall have the meaning set forth in Article 3.1.

1.16     “Field of Use” shall have the meaning set forth in Article 3.

1.17     “Field Service Engineering” shall have the meaning set forth in Exhibit 11.

1.18     “FDA” shall mean the United States Food and Drug Administration and any successor agency thereto.

1.19     “Instruments” shall mean the Clarient ChromaVision ACIS II instrument for use within the field of image analysis and virtual microscopy, as defined in the Product Specifications in Exhibit 1 to this Agreement and the ACIS III instrument described in Exhibits 14 and 15, which Product Specifications may from time to time be amended by Clarient with DakoCytomation’s prior reasonable written consent.

1.20     “Intellectual Property” shall mean patents, trademarks, service marks, trade secrets, copyrights, know-how and related rights and knowledge.

1.21     “IVD Directive” shall mean Council Directive 98/79/EC of the European Parliament and of the Council of 27 October 1998 on in vitro diagnostic medical devices, as it may be amended from time to time.

1.22     “New Price” shall mean the Price the Parties have agreed upon to be used during the New Pricing Period.

1.23     “New Pricing Period” shall mean the Contract Year following the Pricing Period.

1.24     “Nonexclusive Field of Use” shall have the meaning set forth in Article 3.2.

1.25     “Order Confirmation” shall mean Clarient’s written confirmation of DakoCytomation’s Purchase Orders for the Products.

1.26     “Phase 1 of the Agreement” shall mean the period of time from 1 September 2005 until 30 June 2006 during which period the Products will be launched in the United States of America and Canada with DakoCytomation branding.

1.27     “Phase 2 of the Agreement” shall mean the period of time from 1 July 2006 or such other date as the Parties offer for sale on a world-wide basis the ACIS III Product, with DakoCytomation branding.

1.28     “Price(s)” shall mean the Prices specified in Exhibit 4 and Exhibit 11 and all subsequent changes hereto according to Article 6.

1.29     “Pricing Period” shall mean the period for which the Price has been agreed and fixed.

1.30     “Products” shall mean the reference to the Instruments and/or the Software delivered by Clarient to DakoCytomation under this Agreement.

1.31     “Product Specifications” means the Clarient internal manufacturing specifications, including technical and performance specifications and Acceptance Criteria relating to the characterization of the Products, a copy of which is attached hereto and incorporated herein by reference as Exhibits 1 and 2.

1.32     “Purchase Order” shall mean any request for delivery of the Product.

1.33     “QSR” shall mean the Quality system regulation set forth at 21 C.F.R §820, as may be amended, which includes current Good Manufacturing Practices (“GMP”).

1.34     “Serious Incident” means an incident involving a Product which is reportable to a Competent Authority as defined in Article 5 of Annex III of the IVD Directive and the European Commission Medical Device Vigilance Guidelines or such other guidelines as may be issued from time to time or FDA reporting requirements.

1.35     “Significant Change” shall mean a change in the manufacturing, manufacturing procedures and/or in the production process that alters the Product Specification or registration under the In-Vitro Diagnostic Directive,  QSR or any other relevant regulation.

1.36     “Software” shall mean the Clarient ChromaVision Systems Automated Cellular Imaging System Software and all other included and additional Software related to the Instruments as specified in Exhibit 2 to this Agreement which Product Specifications may from time to time be amended by Clarient with DakoCytomation’s prior written reasonable consent that is delivered by Clarient to DakoCytomation under this Agreement either alone or together with the Instruments as well as any updates, upgrades and new generations of such software for the Instruments.

1.37     “Spare Parts” shall have the meaning ascribed to it is Article 24.1.

1.38     “Technical Services” shall have the meaning set forth in Exhibit 11 to this Agreement.

1.39     “USD” shall mean the official currency of the United States, US Dollars ($).

Article 2               Products

2.1       Clarient has developed the Instruments, and manufactures and markets the Instruments in accordance with the Product Specifications and Acceptance Criteria set forth in Exhibit 1.

2.2       Clarient has developed the Software, and manufactures and markets the Software in accordance with the Product Specifications and Acceptance Criteria set forth in Exhibit 2.

2.3       Clarient has marketed the Products in packages/combinations such that such Products are ready to use upon Clarient’s installation at end-user sites.

2.4       Exhibits 1 and 2 shall be amended and updated from time to time upon mutual written agreement between the Parties as soon as changes in the Product Specifications and Acceptance Criteria for the Instruments and the Software occur, e.g. after the completion of the development project.

Article 3               Field of Use

3.1        Exclusive Field of Use.  The Parties agree that the Exclusive Field of Use under this Agreement shall be research and clinical applications in human in vitro diagnostics.

3.2       Nonexclusive Field of Use.  The Parties agree that the Nonexclusive Field of Use under this Agreement shall be comprised of Biotech and Pharmaceutical companies and their academic research partners using the Products for drug discovery and development purposes in the United States.

3.3       DakoCytomation shall have an exclusive option to extend the Exclusive Field of Use to cover veterinary health care.  The Parties will use commercially reasonable efforts to negotiate in good faith the terms for such an extension.   DakoCytomation may exercise such option at any time during the Term, provided, however, that the Parties shall have six (6) months following DakoCytomation’s exercise of such option to negotiate the terms of such extension.  If after such six (6) month period, the Parties have failed to reach agreement on the terms of the extension, the option shall expire and Clarient shall be free to offer the Products to one or more third parties for use in the field of veterinary health care.

Article 4               The Territory

4.1       The Territory shall be the whole world.

4.2       Notwithstanding article 4.1, with regards to any proposed sale of any Product to be installed in a country outside the United States, Canada, European Union and Japan, the Parties agree to discuss risks and determine the conditions, potential limitations and protections to be considered in connection with such installations.

Article 5               Appointment as Exclusive / Nonexclusive Distributor / Minimum Ordering Requirements

5.1        Clarient hereby appoints DakoCytomation and DakoCytomation hereby agrees to act as the exclusive distributor for the Products.  Clarient hereby agrees to refrain from distributing the Products within the Exclusive Field of Use in the Territory.

5.2        Clarient hereby appoints DakoCytomation and DakoCytomation hereby agrees to act as the nonexclusive distributor for the Products within the Nonexclusive Field of Use in the Territory.

5.3        DakoCytomation agrees to use commercially reasonable efforts and good faith in marketing the Products to maximize the sales of the Products.

5.4        From the Effective Date Clarient will refer to DakoCytomation current and prospective customers outside the United States and Canada within the Exclusive Field of Use.  In the event the Parties do not agree on which Party is responsible for a customer, then the Parties shall refer such dispute to the Head of US Sales for Clarient and the Vice President for Sales in the US for DakoCytomation.

5.5        Clarient will make available to DakoCytomation its sales force specialists in the Products to support DakoCytomation’s sales team for the ongoing sales efforts of DakoCytomation for a period of twenty-four (24) months or such other period as the Steering Committee determines.

5.6        Notwithstanding article 5.1, Clarient may fulfill its obligations to those customers listed as Active Leads on the list of Clarient’s current and prospective customers in the Exclusive Field of Use, which shall be provided by Clarient to DakoCytomation within fifteen (15) Days of the Effective Date, provided that such Active Leads do not have binding offers from Clarient that expires more than ninety (90) days after the Effective Date and that such Active Leads place binding orders before the expiration of Clarient’s binding offers.  After the expiration of such offers to Clarient’s Active Leads, Clarient will refer to DakoCytomation its Active Leads within the Exclusive Field of Use.

5.7       During the Term of this Agreement, DakoCytomation may appoint third parties, including its Affiliates and independent distributors, to sell Products in accordance with the terms and conditions of this Agreement (collectively “Subdistributors”); provided that DakoCytomation shall (i) take such action as shall be reasonably necessary to advise each Subdistributor of DakoCytomation’s obligations under this Agreement; (ii) be liable for any breach by any such Subdistributor of this Agreement (as if such Subdistributors were parties to this Agreement) and for any violation of applicable laws or regulations by such Subdistributors; (iii) indemnify and hold Clarient harmless from and against any claims, causes of action, costs, penalties, losses or liabilities incurred by Clarient as a result of any breach, violation, use, infringement or misappropriation by or through such Subdistributors; and (iv) not allow any competitor of Clarient (as reasonably determined by Clarient) to be a Subdistributor.

5.8       Except as set forth in Article 5.6, neither Clarient nor any Affiliate controlled by Clarient shall supply the Products or competing products to the Products to end users or others for use within the Exclusive Field of Use or for resale for such use unless otherwise expressly stated in this Agreement or with the prior written consent of DakoCytomation.

5.9       During the Term, DakoCytomation shall purchase the Products exclusively from Clarient, and will not purchase, market, distribute, license or otherwise supply any competing products manufactured by any third party to end users or others.

5.10     Except as otherwise provided herein, DakoCytomation shall order (i) a minimum of 15 Instruments with included Software (including the 10 Instruments mentioned in Article 8.1) from Clarient in the first Contract Year of the Agreement; and (ii) a minimum of 40 Instruments with included Software in every Contract Year thereafter (the “Minimum Order Requirement”).

5.11     In the event DakoCytomation fails to fulfill the Minimum Order Requirement set forth in Article 5.10 in a Contract Year, DakoCytomation shall be entitled to cure such shortfall by issuing Purchase Orders within thirty (30) Calendar Days of the end of such Contract Year. In the event that DakoCytomation fails to cure such shortfall within such thirty (30) day cure period, Clarient may at its option, upon thirty (30) days written notice suspend or terminate the exclusive distribution relationship set forth in Article 5.1, in which case DakoCytomation shall become a non-exclusive distributor of the Products. Clarient shall provide such notice to DakoCytomation within thirty (30) days after the end of DakoCytomation’s thirty (30) day cure period.

5.12     Article 5.11 shall not apply during the first Contract Year.

5.13     Within the Nonexclusive Field of Use, Clarient shall not directly or indirectly, through any subdistributor or otherwise appoint any Companies that DakoCytomation regards as competitors as subdistributors of the Products. Clarient shall notify DakoCytomation of the proposed appointment of any subdistributor and DakoCytomation shall promptly and reasonably determine whether such proposed subdistributor is a competitor.

5.14     To the extent Clarient has elected to suspend or terminate DakoCytomation’s exclusive distributorship according to Article 5.11, Article 5.13 shall apply only for Ventana Medical Systems Inc. and any of its Affiliates.

Article 6               Prices

6.1       The Prices to be paid by DakoCytomation for the Products are specified in the price list attached hereto and incorporated herein by reference as Exhibit 4 and shall be exclusive of VAT and transportation.

6.2       All Prices shall be stated in USD.

6.3       All Prices shall be renegotiated annually upon the written request of either Party no later than three (3) months prior to the beginning of every Contract Year and shall be valid for Pricing Periods of one Contract Year, provided that the first Pricing Period shall begin on the Effective Date and continue through 30 June 2006; thereafter a New Pricing Period shall take effect covering the following Contract Year.

6.4       During the last Calendar Quarter of each Contract Year of the Term after 2005, the Parties agree to enter into good faith discussions with the objective to agree upon a New Price on or before 1 June of such Contract Year.  During such negotiations the Parties shall give due consideration to the cost variations in raw materials and labor costs, quantities of the Products expected to be delivered during the previous and subsequent Pricing Periods and the necessity of marketing the Products at competitive prices.

6.5       If the Parties cannot reach an agreement on a New Price in accordance with clause 6.4, the prices prevailing shall remain in force for the New Pricing Period, provided that the Parties shall continue their efforts to agree on a New Price.  If agreement is not reached within the New Pricing Period, this Agreement shall automatically terminate by the end of such New Pricing Period and Clarient shall have no obligation to supply Products ordered prior to such termination for delivery after such termination.

6.6       Should neither Party request a price adjustment as described in 6.3, the prices then prevailing shall remain unchanged in the subsequent Pricing Period.

6.7       Notwithstanding article 6.3, Clarient may increase the Price Semi-Annually serving notice of two (2) months, provided that such increase does not exceed four percent (4%) and is justified by a significant change in price in raw materials and/or other documented production costs.  In the event that Clarient increases the Price of Products, DakoCytomation reserves the right to conduct a market analysis for a period of ninety (90) days to determine quantities of Products for purchase orders and forecasts.

6.8       If Clarient increases the Price pursuant to Article 6.7 by more than four percent (4%) during any twelve (12) month period during the term of the Agreement, DakoCytomation shall not thereafter be required to comply with any obligations set forth in Article 5.10 and the binding portion of any forecast under Article 7.1 for the remainder of such Contract Year or such other period determined in good faith by the Steering Committee.

6.9       In the event of significant reductions in the price in raw materials and/or other documented production costs the Parties agree to enter into good faith negotiations in order to reduce the Price accordingly.

6.10     The Parties agree that DakoCytomation determines its own retail prices

6.11     DakoCytomation shall bear all cost and risks of collecting payments from its customers relating to the Products.

Article 7               Forecast

7.1        Once per Calendar Quarter DakoCytomation shall provide Clarient with a twelve (12) month rolling forecast for quantities of Instruments and Software required by DakoCytomation during the following twelve (12) calendar months. The first three months of such forecast will constitute a binding order of Instruments. The last nine (9) months of the forecast will not be binding on either Party and will be used only for planning purposes.  DakoCytomation’s binding forecasts will cover each Calendar Quarter of the Calendar Year. DakoCytomation will provide forecasts to Clarient not later than five (5) Business Days after the beginning of the Calendar Month prior to each Calendar Quarter, i.e. December, March, June and September.

7.2       Absent agreement of the Parties, the quantities ordered by DakoCytomation pursuant to Article 8 may not be less than the forecasted quantities in the binding purchase order portion of the forecast, but DakoCytomation may order pursuant to Article 8, quantities greater than forecast and Article 8.7 will apply to any order in excess of the forecast.

7.3       DakoCytomation’s first forecast for the first twelve (12) months following the Effective Date is described in Exhibit 4.

Article 8               Ordering and Supply Procedure

8.1       An initial Purchase Order from DakoCytomation to Clarient for ten (10) Instruments with included Software shall be issued upon the Parties’ signature of this Agreement.  Clarient undertakes to make delivery of such ten (10)  Instruments and Software within sixty (60) Calendar Days after the Effective Date.

8.2       During the term of this Agreement Purchase Orders issued are to be sent to:

Clarient, Inc.

33171 Paseo Cerveza

San Juan Capistrano

CA 92675 California

United States of America

8.3       Purchase Orders shall be issued by DakoCytomation’s purchasing department as defined by DakoCytomation and shall be consistent with the quantities and lead time stated hereunder and shall specify:

a.     The Instrument and Software number of each unit ordered.

b.     Quantities of each product number ordered.

c.     Price of each unit ordered.

d.     Delivery date for each unit ordered.

e.     Shipping address for each unit ordered.

8.4       All Purchase Orders shall refer to this Agreement.  In all other respects, the obligations and rights of the Parties will be governed by the terms and conditions of this Agreement and not the terms and conditions of any Purchase Order.

8.5       All Purchase orders shall be made by DakoCytomation in lots of at least five (5) Instruments with included Software at a time.

8.6       For Instruments with included Software in the binding portion of the forecast as set forth in Article 7.1, Clarient undertakes to meet such orders within sixty (60) Calendar Days from its receipt of the Purchase Order.

8.7       In the event DakoCytomation orders additional quantities of Products in excess of the quantities stated in the binding portion of its Article 7 forecast, Clarient will produce and deliver to DakoCytomation such additional quantities that (i) exceed DakoCytomation’s binding forecast by up to fifty percent (50%) within ninety (90) days of its receipt of the Purchase Order for such additional quantities, and (ii) within one hundred twenty (120) days of its receipt of the Purchase Order for additional quantities that exceed DakoCytomation’s binding forecast by more than fifty percent (50%). Notwithstanding the foregoing, Clarient’s delay in supplying Products under this Article shall be excused, if Clarient has supplied twenty-five (25) or more Instruments with in the Calendar Month in question or seventy-five (75) Instruments within the three (3) month period prior to such delay.

8.8       Clarient shall confirm in writing all Purchase Orders within three (3) Business Days of its receipt of such Purchase Order.  Clarient may reject a Purchase Order within two Business Days of its receipt of such Purchase Order, but otherwise a Purchase Order shall be deemed accepted by Clarient.    DakoCytomation shall give Clarient reasonably prompt written notice of any failure to supply Products within the time periods permitted by Articles 8.6 and 8.7.

8.9       Clarient’s confirmation of DakoCytomation’s Purchase Orders shall be faxed to the ordering DakoCytomation purchasing department and shall, as a minimum, include the following information:

•      Serial number (if available at the date of acknowledgement)

•      Date of delivery from Clarient’s warehouse

•      DakoCytomation’s Purchase Order number and any applicable reference

•      Lead time from date of order.

•      Shipping address

•      Unit cost

•      Unit quantity

8.10     Unless otherwise notified by Clarient upon receipt of DakoCytomation’s Purchase Order, orders shall be delivered ready for transportation to the address specified in DakoCytomation’s Purchase Order.

8.11     Clarient shall decide, at its own discretion, which shipping agent to use and shall book shipment accordingly. However, during Phase 1 of the Agreement, Clarient will use the transportation procedure and invoice DakoCytomation the transport costs defined in Exhibit 6.

8.12     Clarient shall perform out-going quality control to confirm that Products delivered to DakoCytomation comply with the Product Specifications and Acceptance Criteria defined in Exhibits 1 and 2.

8.13     DakoCytomation shall not be obliged to perform incoming quality control, but will rely on the quality control performed by Clarient. Clarient shall perform quality control testing in accordance with the standards present in the market to confirm that Products meet the Product Specifications and Acceptance Criteria.  Clarient shall maintain complete records to the extent required by applicable laws and regulation, such as the IVD Directive.

8.14     A Certificate of Conformance prepared by Clarient is to follow each shipment of Products delivered to DakoCytomation under this Agreement.

8.15     Clarient hereby grants, and DakoCytomation hereby accepts, a worldwide, fully paid up, perpetual (subject to Article 8.23), non-transferable license to manufacture or have manufactured, use, develop and market all Products covered by this Agreement (including all necessary licenses and sub-licenses to any and all patents and patent applications, know-how and other rights to develop and modify the Products held by Clarient which relate to the Products) (i) exclusively as to the Exclusive Field of Use, and (ii) nonexclusively as to the Nonexclusive Field of Use; provided that DakoCytomation shall not be entitled to exercise any rights under the foregoing license:  (a) until DakoCytomation’s delivery of written notice to Clarient of the occurrence of a Supply Failure, which notice must be given before Clarient has cured such Supply Failure and within sixty (60) Calendar Days of such occurrence; (b) until DakoCytomation’s delivery of written notice to Clarient of the occurrence of a Supply Failure which has otherwise been excused for more than six (6) consecutive months by application of Article 38, which notice must be given before Clarient has cured such Supply Failure and within sixty (60) Calendar Days of such occurrence; or (c) (if not previously exercised) after the Term.  For the purposes of this Agreement a “Supply Failure” shall mean Clarient’s failure to supply Products ordered by DakoCytomation in accordance with Article 7 within sixty (60) Calendar Days after the expiry of the time limits set forth in Articles 8.6 and 8.7 for reasons other than (I) the cause or breach of DakoCytomation or a Subdistributor, (II) a bona fide dispute over the validity of a Purchase Order, (III) Clarient’s rejection of a defective Purchase Order, or (IV) as set forth in Article 38.

8.16     A list of patents and patent applications related to the Products, specifying the owners, is attached to this Agreement as Exhibit 7.

8.17     If DakoCytomation exercises the license granted pursuant to Article 8.15, and the exercise of such license is permitted by the occurrence of a Force Majeure event as set forth in Article 38, DakoCytomation shall pay to Clarient a license fee of (i) USD five thousand (5,000) for each Instrument delivered to DakoCytomation’s customers in the first twelve (12) months after the grant of such license, (ii) USD seven thousand five hundred (7,500) for each Instrument delivered to DakoCytomation’s customers in the next twelve (12) months after the grant of such license and (iii) USD ten thousand (10,000) for each Instrument delivered to DakoCytomation’s customers in the period thereafter, plus in each case make payment of the applicable Image Analysis Fee.

8.18     If DakoCytomation exercises the license granted pursuant to Article 8.15, and the exercise of such license is pursuant to an event other than the occurrence of a Force Majeure event as set forth in Article 38, DakoCytomation shall pay to Clarient a license fee of USD five thousand (5,000) for each Instrument delivered to DakoCytomation’s customers after the exercise of such license.

8.19     DakoCytomation shall keep complete and accurate accounts of all Products used and marketed.  DakoCytomation shall not engage any competitor of Clarient to manufacture the products.

8.20     For so long as DakoCytomation manufactures or has manufactured any Instruments pursuant to the exercise of the license granted under Article 8.15, DakoCytomation shall provide Clarient with a sales report within sixty (60) Calendar Days after the end of each Calendar Year for each Instrument sold by DakoCytomation.

8.21     For a period of two (2) years after receiving any of the aforementioned reports from DakoCytomation, Clarient shall have the right to nominate an independent certified public accountant acceptable to DakoCytomation who shall have access to DakoCytomation’s records during business hours for the purpose of verifying the payments made to Clarient under this Agreement in the above-mentioned period. If Clarient wishes to audit DakoCytomation, such audit must be agreed with DakoCytomation. Such information shall be subject to Article 31.

8.22     Clarient shall fully co-operate with and assist DakoCytomation and/or third parties designated by DakoCytomation in such manufacture of the Products under a license to DakoCytomation under Article 8.15, e.g. by making available its personnel, books, records and other technical data needed for the process.

8.23     Clarient shall give DakoCytomation reasonable prior notice of any proposed cure of a Supply Failure.  In the event that Clarient believes it has cured the cause of the Supply Failure after DakoCytomation has elected to exercise its rights under the license granted in Article 8.15, then the Parties agree to negotiate in good faith Clarient’s resumption of manufacturing of the Products for DakoCytomation.   Further, in the event Clarient demonstrates that it can supply Products as required by Articles 8.6 and 8.7 after a Supply Failure caused by an event of Force Majeure, DakoCytomation shall not be entitled to exercise its rights under the license granted pursuant to Article 8.15 for such Supply Failure after the earlier to occur of (i) thirty-six (36) Calendar Months after such demonstration or (ii) Clarient’s payment to DakoCytomation of the reasonable costs DakoCytomation incurred to begin manufacture of the Products.

8.24     The license granted under Article 8.15, shall not affect Clarient’s right to use, have the right to manufacture or have manufactured, use or market the Products within the Nonexclusive Field of Use.

Article 9               Terms of Delivery

9.1       Delivery terms shall be FOB (Free On Board) Clarient’s designated warehouse site (INCOTERMS 2000).

Article 10             Packaging

10.1     Clarient shall ensure that all Products are appropriately boxed, crated and/or packaged in a professional manner sufficient to ensure their integrity during transportation.

10.2     The cost of packaging is included in the Prices set forth in Article 6 of this Agreement.

Article 11             Labelling

11.1     Clarient shall label and mark the Products in accordance with the Product Specifications and in compliance with all applicable current regulatory requirements.

11.2     The “Shipment Documentation” shall include the following information (identification of the Product on delivery):

a)         Manufacturer

b)         Serial number

c)         Customer

d)         Safety notes and warnings

e)         Special instructions regarding handling and storage

f)          Quantity per trading unit and description

g)         Weight

h)         Notes for customs.

11.3     The cost of labeling is included in the Prices set forth in Article 6 of this Agreement.

Article 12             Terms of Payment

12.1     Clarient shall invoice DakoCytomation with each shipment of Products.

12.2     All invoices shall include the Price, VAT, local taxes and costs for transportation of the Products and include the information listed in Article 11.2.

12.3     All payments are due thirty (30) Calendar Days from the Date of Invoice. DakoCytomation will make all payments by bank transfer to Clarient’s bank:

Name of bank	Comerica Bank, 11512, El Camino Real, Suite 350, San Diego, CA 92130-4542, California, United States
Account no.	1892035202
SWIFT code	MNBDUS33

12.4     Initial banking and transfer costs relative to payment of invoices shall be payable by DakoCytomation and receiving costs shall be payable by Clarient.

12.5     Interest shall accrue after 30 Calendar Days from the Date of Invoice at the prevailing twelve (12) month London InterBank Offered Rate plus five percent (5%).

Article 13             Currency

13.1     Clarient shall invoice DakoCytomation in USD, and DakoCytomation shall make all payments in USD.

Article 14             Trademarks and Trade Names

14.1     DakoCytomation may sell and market the Products in the Territory and within the Exclusive Field of Use and Nonexclusive Field of Use under its own label, trade name/trademarks and in its own packaging under no specific limitation; subject to Article 14.4 below.  DakoCytomation may furthermore, at its own discretion, bundle the Products and market and sell the bundled Products in the Territory.

14.2     Subject to Article 14.4 below, the Products will be manufactured by Clarient and will carry the DakoCytomation trademarks “DAKOCYTOMATION” and Drop logo as set forth in Exhibit 8.

14.3     DakoCytomation hereby grants Clarient a nonexclusive, worldwide, fully paid-up free license to use the DakoCytomation trademarks and trade names set forth in Exhibit 8, in the manufacture, packaging and labeling of the Products in accordance with the terms of this Agreement.  This Agreement does not imply the grant of a license from DakoCytomation to Clarient to use any DakoCytomation trademarks or trade names for any other purpose.

14.4     Further, the Products will be sold by DakoCytomation under a combination of DakoCytomation’s trademarks listed in Exhibit 8 and Clarient’s trademarks listed in Exhibit 9, during Phase 1 of the Agreement e.g. as “DakoCytomation Clarient ChromaVision ACIS II”. The Parties shall mutually agree on the use of trademarks/trade names for the Products

14.5     Clarient hereby grants DakoCytomation a nonexclusive, world-wide, fully paid up license to use Clarient’s trademarks in Exhibit 9 for marketing, sale and support of the Products in accordance with the terms of this Agreement.  This Agreement does not imply the grant of a license from Clarient to DakoCytomation to use any Clarient trademarks or trade names for any other purpose. For the avoidance of doubt, the license granted by DakoCytomation to Clarient only applies to Products sold by Clarient to DakoCytomation under this Agreement.

14.6     A label and/or plate, not exceeding a size of 20 x 100mm, stating that “Manufactured by Clarient, Inc., California, United States of America for DakoCytomation Denmark A/S”, is to be affixed to the back of the Products.

14.7     The Parties shall mutually agree on the use of trademarks/trade names for the ACIS III Products marketed under Phase 2 of the Agreement.

Article 15             Regulatory Matters

15.1     DakoCytomation shall obtain the relevant marketing licenses and fulfill any regulatory registration requirements for the Products to be marketed and sold by DakoCytomation in the European Union (“EU”) and all countries other than the United States (collectively, “ROW”).

15.2     For the ROW, DakoCytomation shall determine, in consultation with Clarient,  for which countries DakoCytomation shall seek marketing licenses and product registration.

15.3     For the ROW, all product registrations shall be made in DakoCytomation’s name and DakoCytomation shall either serve as or retain a third party, as appropriate in each such country, to be the Authorized Representative (as defined in the IVD Directive).

15.4     For the ROW, DakoCytomation shall pay all registration fees and DakoCytomation’s own costs in connection with obtaining marketing licenses and fulfilling registration requirements in each country.

15.5     In the event of any termination or expiration of this Agreement, DakoCytomation shall use commercially reasonable efforts to secure the transfer of all applicable registrations and licenses issued to DakoCytomation or its agents under this Article 15 to Clarient.  In the event of termination of this Agreement due to DakoCytomation’s breach, DakoCytomation shall pay any reasonable costs and fees associated with the transfer of such registrations and licenses to Clarient.

15.6     Clarient shall make whatever information Clarient is holding of relevance to DakoCytomation’s obtaining of relevant marketing licenses and/or fulfillment of regulatory registration requirements available to DakoCytomation or its Designated Representative upon demand in a timely manner at Clarient’s cost.

15.7     During Phase 1 of the Agreement, Clarient shall maintain FDA approvals and/or clearances necessary to market and sell the Products as an in-vitro diagnostic device in the United States.  All such registrations shall be in Clarient’s name and shall be at Clarient’s cost.  At the completion of Phase 1 of the Agreement, the Parties will mutually agree in writing whether the applicable registrations and licenses issued to Clarient or its agents under this article shall be transferred to DakoCytomation and the conditions for such transfer. For Phase 2 of this Agreement, the Parties shall mutually agree on the Party to be responsible for the registration of the Products for in vitro diagnostic use with FDA in the United States.  The agreed upon terms for the ACIS III Products shall be set forth in a written Amendment to this Agreement, signed by duly authorized representatives of the Parties.

15.8     For purposes of regulatory compliance, Clarient shall allow representatives of DakoCytomation or its Designated Party to audit its facilities, quality systems and records related to the manufacture of Products once per Contract Year, (or more frequently as required by applicable law or regulation) upon 30 days prior written notification to Clarient.  Upon DakoCytomation’s written request, in the event of a time sensitive audit DakoCytomation will provide Clarient seventy-two (72) hour written notification.

15.9     In the ROW, DakoCytomation shall prepare, maintain and distribute Material Safety Data Sheets for the Products.  In the United States, Clarient shall prepare, maintain and provide such Material Safety Data Sheets to DakoCytomation for any Clarient Product that requires this documentation.  Clarient shall provide DakoCytomation or its Designated Representative with information necessary for the preparation of such Material Safety Data Sheets.

15.10   DakoCytomation shall be responsible for all market surveillance activities, including reporting substantial changes to Product Specifications and quality systems, reporting Serious Incidents, handling complaints and customer notifications, and conducting product recalls or removals issued by authorities or mutually agreed upon by the Parties. If Clarient becomes aware of potential Serious Incidents, customer complaints or other information relevant to market surveillance activities, or the Product it shall provide this information to DakoCytomation promptly. If DakoCytomation becomes aware of potential Serious Incidents customer complaints or other information relevant to market surveillance activities, or the Product it shall provide this information to Clarient promptly.

15.11   Notwithstanding the provision in article 15.10, during Phase 1 of the Agreement, Clarient shall be responsible for all market surveillance activities in the United States and Canada, including, the reporting requirements of FDA.  If DakoCytomation becomes aware of information relevant to market surveillance activities, including without limitation, Adverse Events or customer complaints, it shall immediately notify Clarient.  If Clarient receives a customer complaint regarding the Products or the Products are subject to a product recall in the United States, Clarient shall investigate such customer complaint or product recall.  DakoCytomation shall assist Clarient as necessary in implementing any corrective action required, including without limitation, providing Clarient with a copy of its or its Affiliate or subdistributor’s customer list for Products.  DakoCytomation shall further assist Clarient in the notification, if any, to such customers related to such customer complaints and/or product recalls.

15.12   The Parties shall use commercially reasonable efforts to provide each other with the information required to obtain and maintain CE marking in accordance with the IVD Directive or other requirements enforced by a notified body or governmental authority. The other party shall use commercially reasonable efforts to provide such information to the other Party’s custody within ten Business Days upon the other Party’s written request.

Article 16             Warranty

16.1     Clarient hereby warrants for a period of fifteen (15) months from delivery to DakoCytomation or for a period of twelve (12) months from the delivery to the end user that the Products delivered are in conformity with the Product Specifications and Acceptance Criteria in Exhibits 1 and 2 and are free of Defects in workmanship and materials.

16.2     Clarient hereby warrants that the Products will be manufactured in accordance with the applicable regulations and statutory requirements in force in the United States, Canada, EU and Japan. In other countries, the provision in Article 4.2 shall apply.

16.3     Clarient hereby warrants that it is in possession of all necessary rights, including but not limited to Intellectual Property Rights, covering the grant and supply of the Products in the United States, Canada, EU and Japan and warrants that it has the right and authority to supply the Products to DakoCytomation for the use intended under this Agreement. For Products delivered for other countries, the provision in Article 4.2 shall apply.

16.4     Clarient shall maintain at all times during the Term of this Agreement product liability insurance with a policy limit of not less than USD ten million (10,000,000) covering the Products.  If DakoCytomation manufactures pursuant to exercise of the license granted under Article 8.15, DakoCytomation undertakes to maintain the same level of insurance.

16.5     Beyond the warranties expressly stated herein, CLARIENT EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, GUARANTEES, OBLIGATIONS, LIABILITIES AND RIGHTS AND REMEDIES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO THE MANUFACTURE AND USE OF THE PRODUCTS, INCLUDING BUT NOT LIMITED TO (a) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND (b) ANY OBLIGATION, RIGHT OR LIABILITY, CLAIM OR REMEDY FOR (i) LOSS OF USE, REVENUE OR PROFIT OR ANY OTHER DAMAGES; AND (ii) INDIRECT, SPECIAL CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY NATURE WHATSOEVER, HOWEVER CAUSED, AND UNDER ANY THEORY OF LIABILITY WHETHER BASED IN CONTRACT, WARRANTY, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE), STRICT LIABILITY, STATUTORY OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF CLARIENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.6     DakoCytomation shall not provide any end user with any rights or licenses in conflict with, or expansion of, the rights granted herein.  In selling the Products to end users, DakoCytomation shall use written agreements with use restrictions and other terms giving due consideration and respect to each Party’s standard end-user terms and experience with end-users, as well as the variations in risk and legal customs in different countries.  Without limiting the generality of the foregoing, each DakoCytomation End-User agreement relating to the Products shall (i) prohibit use of the Products for or via remote access to external customers of the End-User, such that the End-User may only use the Product for global cases (i.e., where the End-User’s staff physicians are performing prognosis, diagnosis or similar professional services) (the “Remote Access Use Restriction”) and (ii) shall permit Clarient (at its sole expense) to directly and independently enforce its rights related to the Remote Access Use Restriction as an intended beneficiary (unless prohibited by applicable law).  A Party discovering (or reasonably suspecting) an End-User violation of the Remote Access Use Restriction shall, within fifteen (15) days after such discovery (or reasonable suspicion), notify the other Party, identifying the End-User and the time, place and manner of the violation(s).  Except to the extent Clarient reasonably believes that such a delay would cause irreparable harm to its business, DakoCytomation shall have thirty (30) days after receipt of the foregoing notice to encourage and allow such End-User to cure any violation (in a manner reasonably satisfactory to Clarient) before Clarient may seek to independently enforce its rights relating to the Remote Access Use Restriction.  DakoCytomation agrees to cooperate with Clarient’s reasonable requests relating to the enforcement of Remote Access Use Restriction.

Article 17             Liability; Indemnification

17.1     EXCEPT AS OTHERWISE SET FORTH HEREIN, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES (collectively “Damages”) ARISING IN CONNECTION WITH THIS AGREEMENT, THE SCOPE OR ANY DOCUMENTS OR EXHIBITS RELATED THERETO.  IN NO EVENT SHALL CLARIENT’S LIABILITY UNDER THIS AGREEMENT EXCEED THE GREATEST OF (i) THE PAYMENTS RECEIVED BY CLARIENT UNDER THIS AGREEMENT IN THE TWELVE (12) MONTH PERIOD PRIOR TO THE EVENT OF LIABILITY IN QUESTION OR (ii) USD FOUR MILLION (4,000,000), OR (iii) USD TEN MILLION (10,000,000) IN THE CASE OF CLARIENT’S LIABILITY HEREUNDER FOR INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS OR TO ANY LOSS ARISING OUT OF PRODUCT LIABILITY CLAIMS, INCLUDING PERSONAL INJURY.

17.2     IN NO EVENT SHALL EITHER PARTY BE RESPONSIBLE FOR ANY DAMAGES CAUSED BY THE OTHER PARTY’S (A) ILLEGAL CONDUCT, (B) WILLFUL MISCONDUCT OR (C) VIOLATION OF THIS AGREEMENT (INCLUDING WITHOUT LIMITATION PRESCRIBED USE OF THE PRODUCTS).

17.3     Clarient shall indemnify DakoCytomation, its Affiliates and their respective officers from any loss, cost, damage or expense (a “Loss”) from any lawsuit, action, claim, demand, assessment or proceeding (a “Claim”) arising or occurring as a result of (i) infringement of third party Intellectual Property Rights, (ii) product liability claims, including personal injury or property damage proximately caused by Clarient’s gross negligence or intentional misconduct (iii) other personal injury or property damage caused by Clarient’s gross negligence or intentional misconduct, or any material Defect in a Product, or (iv) any violation of applicable law, rule or regulation by Clarient, in each case except to the extent (a) such Product was altered after it left Clarient’s control or (b) of the negligence, gross negligence or intentional misconduct of a party other than Clarient. Notwithstanding anything herein to the contrary, Clarient shall have no obligation with respect to any Loss or Claim to the extent that such Loss or Claim results from (I) DakoCytomation’s combination, operation or use of the Products with products, data or other materials not provided by Clarient outside the scope of this Agreement; (II) modifications of the Products that were not made or authorized by Clarient.

17.4     DakoCytomation shall indemnify Clarient, its Affiliates and their respective officers, directors and employees from any Loss or Claim arising or occurring as a result of (i) personal injury or property damage proximately caused by DakoCytomation’s gross negligence or intentional misconduct, or any modification by DakoCytomation or its agents to a Product, (ii) any violation of applicable law, rule or regulation by DakoCytomation, in each case except to the extent of the negligence, gross negligence or intentional misconduct of a party other than DakoCytomation, or (iii) infringement of third party Intellectual Property Rights by DakoCytomation. IN NO EVENT SHALL DAKOCYTOMATION’S LIABILITY UNDER THIS AGREEMENT FOR MATTERS OTHER THAN PAYMENT OF THE AMOUNTS INDICATED ON EXHIBIT 4 EXCEED THE GREATEST OF (i) THE PAYMENTS RECEIVED BY CLARIENT UNDER THIS AGREEMENT IN THE TWELVE (12) MONTH PERIOD PRIOR TO THE EVENT OF LIABILITY IN QUESTION OR (ii) USD FOUR MILLION (4,000,000), OR (iii) USD TEN MILLION (10,000,000) IN THE CASE OF DAKOCYTOMATION’S LIABILITY HEREUNDER FOR INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS OR TO ANY LOSS ARISING OUT OF PRODUCT LIABILITY CLAIMS, INCLUDING PERSONAL INJURY.

17.5     If a claim for damages is lodged by a third party against one of the Parties, the affected Party shall forthwith inform the other Party hereof.  Each Party agrees to give prompt written notice to the other Party of the commencement of any action, suit or proceeding for which indemnification may be sought, and the indemnifying Party, through counsel reasonably satisfactory to the indemnified Party shall assume the defense thereof.  It has been agreed, however, that the indemnified Party shall be entitled to participate in any such action, suit or proceeding with counsel of its own choice, but at its own expense.  The indemnifying party shall not make any settlement offer or compromise without the indemnified party’s reasonable consent.

17.6     Each Party agrees to give promptly written notice to the other Party of the commencement of any action, suit or proceeding for which indemnification may be sought, and the indemnifying Party, through counsel reasonably satisfactory to the indemnified Party shall assume the defense thereof. It has been agreed, however, that the indemnified Party shall be entitled to participate in any such action, suit or proceeding with counsel of its own choice, but at its own expense.

Article 18             Complaints

18.1     DakoCytomation shall, no later than five (5) Business Days from discovery, give Clarient written notice of any Defect or other fault in or of a Product, and reject any Product that does not comply with the Product Specifications set forth in Exhibits 1 and 2.

18.2     In case the Products do not substantially meet the Product Specifications set forth in Exhibits 1 and 2 or should otherwise be Defective, DakoCytomation is authorized to withhold payment due without interest accruing until such Defect is cured.

18.3     Clarient shall repair or replace (at Clarient’s option) any Products, which DakoCytomation identifies as Defective.  In the event Clarient elects to replace a Defective product, DakoCytomation shall return such Defective Product clearly marked with DakoCytomation’s name and address.  Such returned Defective Products shall be carefully packed and sent to Clarient accompanied by a copy of Clarient’s invoice.  Clarient shall pay all costs concerning the return of such Defective product, thus Clarient shall be entitled to choose means of transportation and book transportation accordingly.

Article 19             Defects

19.1     If a Product is found to be Defective in accordance with the Product Specifications and Acceptance Criteria in Exhibits 1 or 2 to this Agreement, or is found to be Defective because of faulty workmanship or materials, and such reason is reported by DakoCytomation to Clarient in accordance with Article 18.1 during the Warranty Period stated in Article 16.1, the following provisions shall apply.

19.2     During the Term, Clarient will repair Defects free of charge.  Clarient shall initiate such repairs as promptly as possible, but not more than one (1) week from Clarient’s receipt of DakoCytomation’s notification of the Defect.  In the event that the Product cannot be repaired within six (6) weeks after Clarient receives notice of the Defect, Clarient will replace the Product free of charge.

19.3     Delivery terms for any replacement shipments are DDP (Delivery Duty Paid) on the shipping address provided by DakoCytomation in the relevant Purchase Order (INCOTERMS 2000).  Clarient shall bear any freight, transportation and custom clearance fees related to such replacements.

19.4     Failure by Clarient to replace any Defective Product pursuant to Article 19.2 shall be deemed a material breach of the Agreement, which shall entitle DakoCytomation to have the Product manufactured at a third party’s production facility at Clarient’s choice for Clarient’s account according to the procedure set forth in Article 8.15 to 8.24 of this Agreement.

19.5     In case the delivered Product should not substantially meet the Product Specifications or Acceptance Criteria in Exhibits 1 and 2 or should otherwise be Defective after the period specified in Article 19.2, DakoCytomation may cancel the Purchase Order or the specific part of the Purchase Order concerning such Product.

Article 20             Installation

20.1     During Phase 1 of the Agreement, Clarient shall install the Products at end-user sites.

20.2     Clarient will invoice DakoCytomation for cost of travel, accommodations, travel allowances and installation time connected to installation services provided during Phase 1 of the Agreement according to the price list in Exhibit 10 to this Agreement.

20.3     The Payment Terms set forth in Article 12 of this Agreement shall apply to Installation Services.

20.4     During Phase 2 of the Agreement, DakoCytomation shall make installation of the Products at end user sites.  DakoCytomation may elect to assume responsibility for installation of Products at end user sites at any time during the Term upon forty-five (45) days written notice to Clarient.

20.5     The Parties agree to discuss a continuation of Clarient’s handling of the Installation Services during a transition period after the commencement of Phase 2.

Article 21             After Sales Services

21.1     During Phase 1 of the Agreement Clarient will perform all After Sales Services described in Exhibit 11.

21.2     During Phase 1 of the Agreement, DakoCytomation may elect to assume the responsibility for performing After Sales Services. If DakoCytomation chooses to do so, DakoCytomation will consider employing Clarient personnel who performed such functions.

21.3     Clarient will invoice DakoCytomation for cost of travel, accommodations, travel allowances and Clarient personnel time connected to After Sales Services provided during Phase 1 of the Agreement according to the price list in Exhibit 11.

21.4     During Phase 2 of the Agreement, DakoCytomation will perform all After Sales Services worldwide.

21.5     Notwithstanding the above, Clarient will provide access to the After Sales Services during the entire term of this Agreement.

21.6     Clarient will invoice DakoCytomation for Support Services according to the Price List in Exhibit 11.

21.7     The Payment Terms set forth in Article 12 of this Agreement shall apply to all After Sales Services mentioned in this article.

21.8     The Parties will mutually agree upon a continuation of Clarient’s handling of the After Sales Services during a transition period after the commencement of Phase 2.

Article 22             Training

22.1     During the Term of this Agreement Clarient shall train DakoCytomation employees on the use of the Products free of charge.  Clarient will provide training for DakoCytomation’s customers at the DakoCytomation training center at the DakoCytomation site located in Carpinteria, California (United States) for a fee of five hundred dollars (USD 500) per training session (unlimited participants) as described in Exhibit 10.

22.2     DakoCytomation shall request customer Training in writing with thirty (30) days written notice.

22.3     Clarient will provide training of DakoCytomation’s Service Engineers, including Service Engineers employed by DakoCytomation’s external Service Partners once per year during the entire Term for a fixed fee of one thousand five hundred dollars (USD $1,500) per training session (unlimited participants). Training will be provided at the DakoCytomation site determined by DakoCytomation.

22.4     DakoCytomation shall request Service Engineer Training in writing with forty-five (45) days written notice.  Clarient shall provide training free of charge to both sales and marketing employees of DakoCytomation in The United States and Europe.

22.5     Clarient will provide a comprehensive “Service Manual” for the Products to DakoCytomation’s Service Engineers within sixty (60) Calendar Days prior to DakoCytomation’s assuming service responsibility.

22.6     Clarient will provide a one-time theoretical and hands-on training of a minimum of three days of DakoCytomation’s R&D and Marketing Staff and Country Product Managers free of charge that will take place in DakoCytomation’s location in Carpinteria, California, United States.

22.7     DakoCytomation is responsible for all additional expenses and providing facilities for training.  DakoCytomation will reimburse the travel and related expenses of Clarient’s representatives (subject to DakoCytomation’s reasonable, prior approval) as well as all of its own representatives.

Article 23             Image Analysis Fee

23.1     The Parties have agreed that Clarient will receive payment of an Image Analysis Fee as set forth on Exhibit 4 for each use of an image analysis algorithm by DakoCytomation’s customers/end-users in the United States.  The fee indicated on Exhibit 4 applies only to the current algorithms, and the Image Analysis Fee for any future assay algorithms shall be agreed upon by the Parties when such algorithms are released.

23.2     DakoCytomation shall only pay the Image Analysis Fee as long as DakoCytomation’s customers/end-users receive reimbursements from Centers for Medicare and Medical Services and/or third party payors (e.g. patient medical insurance).

23.3     In the event the reimbursement rate for Image Analysis changes, the Parties will mutually determine an appropriate adjustment to the Image Analysis Fee based principally on the ratio of the new reimbursement rate (CMS Prevailing Rate) to the reimbursement rate on the Effective Date.

23.4     In the event of significant changes in the market situation the Parties agree to enter into good faith negotiations in order to amend this Agreement accordingly.

Article 24             Spare Parts

24.1     For each Product, Clarient shall maintain at its premises an appropriate stock level of Spare Parts, covering all components of the Products.  Spare parts related to the Products shall hereinafter be referred to as the “Spare Parts”. A list of Clarient’s Spare Parts for the Instruments is included in Exhibit 4 to this Agreement.

24.2     Clarient shall have an unlimited obligation to supply the Spare Parts for the Products to DakoCytomation during the Term of this Agreement and five (5) years thereafter.

24.3     Clarient shall have an obligation to ship Spare Parts not later than two (2) Business Days after DakoCytomation has ordered them, to the destination specified by DakoCytomation.

24.4     The initial prices for the Spare Parts for Phase 1 are set forth in Exhibit 4.  Prices for Spare Parts for Phase 2 shall be negotiated in good faith at a later time.  Clarient shall notify any changes in the Spare Part prices in writing sixty (60) days in advance.  Spare Part orders made prior to such notification shall be made at previous prices.

24.5     Clarient in Phase 1 of the Agreement shall make shipment of Spare Parts to DakoCytomation customers/end-users.

24.6     During the Phase 2 of this Agreement, DakoCytomation shall make shipment of Spare Parts to the end-users.

24.7     Clarient’s delivery of Spare Parts shall be subject to the terms of this Agreement.

24.8     Clarient shall notify and receive DakoCytomation’s written approval prior to using remanufactured parts in place of Spare Parts on the Products.

24.9     DakoCytomation shall be responsible for all Spare part obligations if it exercises its license under Article 8.15. In such event, Clarient shall assist DakoCytomation with assuming the Spare Part obligations by providing supplier lists and other reasonable documentation and assistance.

Article 25             Software, Updates and Maintenance

25.1     As stated in Article 2.2 of this Agreement, Clarient has developed manufactures and markets the Software to be used with the Instruments. The Product Specifications and Acceptance Criteria for the Software is enclosed hereto as Exhibit 2.

25.2     Clarient agrees to provide the Software to DakoCytomation and DakoCytomation’s customers subject to a perpetual, revocable, nonexclusive, world-wide, fully paid up, license to use, execute, display, perform and configure (within its designed parameters) the Software.

25.3     Clarient shall provide Software maintenance during the applicable warranty period for the Product, including development and creation of updates for the Software to cure software bugs and malfunctioning at no charge to DakoCytomation or its customers/end-users.

25.4     Clarient shall develop and provide upgraded versions of the Software, which may include additional or enhanced features, new functionalities and interfaces as well as new algorithms on an ongoing basis. The Parties will mutually agree upon the consideration, if any, that Clarient receives for such development work from DakoCytomation.

Article 26             Manuals, Brochures and Marketing Materials

26.1     Clarient shall provide for the Products:

i.      an appropriate “User Instruction/Operation Manual”. Each delivery of an instrument shall include such Manual as an integrated part of the Product which meets legal requirements.

ii.     an appropriate “Service Manual” allowing DakoCytomation’s service organization to professionally implement preventive and normal service interventions sixty (60) Calendar Days prior to DakoCytomation’s assuming service responsibility.

26.2     Clarient shall provide a new Service Manual for each new instrument phase.

26.3     DakoCytomation shall have the right to review and suggest changes to the manuals prior to final print.

26.4     The above Manuals shall be produced by Clarient at Clarient’s cost and shall be supplied at Clarient’s cost in the German, English and French languages. The Manuals shall be printed with DakoCytomation branding

26.5     DakoCytomation shall pay the cost of translation of the Manuals into other languages if such translation is requested by DakoCytomation.

26.6     Brochures and other marketing material are DakoCytomation’s responsibility, provided that DakoCytomation shall provide advance copies of all such materials for Clarient’s review.

Article 27             Manufacturing

27.1     Clarient warrants manufacturing the Products according to FDA QSR Good Manufacturing Practices Regulations and that records of such compliance are at any time available for auditing by DakoCytomation or third party authorities.

27.2     Clarient will notify DakoCytomation in writing prior to implementing any change in the Products or manufacture thereof for DakoCytomation’s prior written approval.

27.3     Copies of the current and future “Bill of Goods” listing all components and manufacturing procedures for the Products will be officially transferred in escrow to the International Chamber of Commerce in Copenhagen, Denmark, or to another escrow agent, which can be approved by both Parties, such approval not to be unreasonably withheld.

Article 28             Inspection

28.1     Clarient will allow DakoCytomation to inspect Clarient’s facilities annually, upon reasonable prior notice, to determine Clarient’s compliance with regulatory and/or quality assurance standards.

28.2     DakoCytomation may, once per Calendar Quarter, have a DakoCytomation Quality Assurance/Quality Control responsible person inspect Clarient’s manufacturing site to confirm that the Products are manufactured according to the Good Manufacturing Practices Regulations set forth in Article 27 .

28.3     Any audit or inspection under this Article 28 or Article 15.8 shall be subject to the provisions of Article 31 and Clarient shall have the right to escort the inspection or audit team at its premises.

Article 29             Development project

29.1     In order to fulfill the evolving customer requirements/needs and to cope with the rapidly changing technology advances, Clarient and DakoCytomation have agreed to mutually develop the Products into next generation Products.

29.2     Clarient will perform the research and development work under this Agreement. Clarient may engage subcontractors to assist in such work but shall secure from each such subcontractor confidentiality undertakings in accordance with Article 31.

29.3     The Parties have agreed to enter into a Development Project with the goal to develop the ACIS III Instrument and Software based on the current Clarient ChromaVision ACIS II instrument and software. The Product and Technical Specifications for the ACIS III Instrument and Software are set forth in Exhibit 14  to this Agreement. The Research and Development Project is defined in the Project Plan in Exhibit 15 to this Agreement.

29.4     The Parties agree that the enclosed version of Exhibits 14 and 15 is only preliminary. The Parties agree to negotiate a final version of Exhibits 14 and 15 within thirty (30) days of the Effective Date and that the final version of Exhibits 14 and 15 will supersede the current version of Exhibits 14 and 15 as soon as it is approved by both Parties in writing.  Furthermore, the Parties agree that the entire Agreement will cease (including cancellation of DakoCytomation’s initial Purchase Order described in Article 8.1) should the Parties not be able to agree on a final version of Exhibits 14 and 15 within thirty (30) days of the Effective Date. Any disputes regarding the finalization of Exhibits 14 and 15 shall be solved according to the Dispute Resolution Procedure set forth in article 29.9 below.

29.5     Notwithstanding the provisions herein, Clarient will initiate the research and development work within thirty (30) days of the Effective Date.

29.6     The Parties will mutually agree to any changes and amendments to Exhibits 14 and 15, including but not limited to all design files, project milestones and phase gate documentation. DakoCytomation shall participate in all design review, risk management and other general project management.

29.7     Clarient and DakoCytomation will appoint an individual as Project Executive to represent and bind Clarient and DakoCytomation, respectively, in connection with all aspects of the Research and Development Project described in Exhibits 14 and 15.

29.7.1         Before assigning an individual as Project Executive, Clarient and DakoCytomation will (i) introduce the individual to each other, (ii) provide the other with information reasonably requested regarding the work history and experience of the individual and (iii) discuss reasonable objections to such appointment.

29.7.2         Clarient and DakoCytomation will provide each other with at least thirty (30) Calendar Days notice before assigning a new Project Executive, unless the Project Executive (a) resigns from employment, (b) is dismissed by his employer, (c) fails to perform his obligations or (d) is unable to work.

29.8     Clarient and DakoCytomation will create a joint Steering Committee as described in Article 42 below.

29.9     If the Parties have a dispute regarding the Research and Development Project under this agreement, the following Dispute Resolution Procedure shall apply:

29.9.1         A dispute will initially be referred to the Project Executives.

29.9.2         If the Project Executives cannot resolve the dispute within five (5) Business Days after their referral, the dispute will be referred to the Steering Committee.

29.9.3         If the Steering Committee cannot resolve the dispute within ten (10) Business Days after the referral, the dispute will be referred in writing to the CEO of DakoCytomation and the CEO of Clarient (jointly referred to as “Lead Executives”) for their review and resolution.

29.9.4         The Parties agree that neither Party may initiate formal proceedings for the resolution of such disputes before (i) the Lead Executives’ joint written conclusion that an amicable resolution to a dispute is unlikely, or (ii) thirty (30) days after the referral of a dispute to the Lead Executives.

29.9.5         The Parties will exercise good faith efforts to resolve any dispute related to the Research and Development Project.

29.9.6         The Parties agree the all written or oral statements and offers of settlement made in the course of the Dispute Resolution Procedure, , will (a) be confidential, (b) not be offered as evidence, disclosed, or used for any other purpose than the Dispute Resolution Procedure, and (c) not constitute an admission or waiver of any rights.

29.9.7         Each Party will promptly return to the other upon request any such written statements or offers including all copies hereof.

29.9.8         Except where clearly prevented by the nature of the dispute, Clarient and DakoCytomation agree to continue performing their respective obligations under this Agreement while a dispute is being resolved.+

29.10   The Parties have agreed that the following procedure shall apply with respect to the fulfillment of the Development Project and the Project Plan:

29.10.1       Clarient will give DakoCytomation written notice of fulfillment of Acceptance Criteria’s and Milestones and present its results to DakoCytomation.

29.10.2       DakoCytomation will carry out an evaluation of the results presented by Clarient within ten (10) Business Days.

29.10.3       DakoCytomation presents the results of the evaluation phase to Clarient, i.e. whether the Acceptance Criteria and Milestone has been met.

29.10.4       If Clarient has not met a Milestone, the Parties agree to enter into discussions in good faith with the purpose of accomplishing the outstanding Milestone.

29.11   Clarient is responsible for meeting the development Milestones and Acceptance Criteria set forth in Exhibits 14 and 15.

29.12   If Clarient fails to meet its objectives in each development Milestone and/or Acceptance Criteria, for reasons other than mutually agreed upon, the applicable Milestone payment shall be decreased by ten percent (10%).

29.13   If Clarient has delays in the total Development Project timeline in excess of ninety (90) Calendar Days, (i) the Minimum Order Requirement in Article 5.10 shall be suspended until the completion of the Research and Development Project, and (ii) the total payments for Research and Development work set forth in Exhibit 4 shall be reduced by twenty-five percent (25%) after giving effect to any reductions already made pursuant to Article 29.12.

29.14   If Clarient has delays in excess of ninety (90) Calendar Days in the total Research and Development Project timeline or Clarient fails to perform its Research and Development obligations set forth in this Agreement caused by Clarient’s fault or gross negligence, DakoCytomation shall have the right to take over the Research and Development Project in its entirety according to the procedure stated in Articles 8.15 and 8.24

29.15   Clarient will receive compensation for Research and Development work under this Agreement as described in Exhibit 4 to this Agreement.

Article 30             Intellectual Property

30.1     Intellectual Property owned by or otherwise in the possession of a Party on the Effective Date, as well as any derivative works, enhancements or modifications thereof (“Pre-existing Intellectual Property”), shall remain the absolute, unencumbered property of that Party.

30.2     The Parties agree to maintain and defend all Pre-existing Intellectual Property owned by or otherwise in the possession of a Party on the Effective Date related to the Products during the Term of this Agreement.

30.3     The Parties agree to notify each other promptly of material infringements or possible infringements of Pre-existing Intellectual Property related to the Products , as well as any facts that may materially affect the validity, scope and enforceability of such Pre-existing Intellectual Property of which either Party becomes aware.

30.4     The Parties hereby grant each other rights to initiate legal actions for infringement of Intellectual Property related to the Products, including Intellectual Property created under this Agreement. If a Party desires to initiate legal actions for infringement of the other Party’s Intellectual Property related to the Products, the Party shall notify the other Party immediately in writing. If the other Party does not notify the Party of its intent to pursue legal actions within ninety (90) Calendar Days after receiving notice of the Party’s desire to file a suit, the Party shall be free to initiate the suit. The other Party shall have a continuing right to intervene in such suit. Each Party will bear its own costs in connection with such suit.

30.5     Any Intellectual Property created under the terms of this Agreement related to image analysis and execution hereof shall be owned by Clarient.

30.6     Any Intellectual Property created under the terms of this Agreement related to DakoCytomation’s specific implementation of the Products or integration of the Products with a product supplied by DakoCytomation shall be owned by to DakoCytomation (subject to Clarient’s ownership of its Pre-existing Intellectual Property).

30.7     Subject to the licenses granted herein, each Party shall own all right, title and interest in and to its independently developed Intellectual Property.  The ownership to any other Intellectual Property created under the terms of this Agreement (excluding Pre-existing Intellectual Property) shall be determined in good faith by the Steering Committee, provided that if the Steering Committee cannot reach agreement as to such ownership, such Intellectual Property shall be jointly owned.  To the extent any Intellectual Property is jointly owned, neither party shall directly or indirectly use, distribute, sublicense market or disclose any such Intellectual Property to the competitors of the other party.

30.8     The Party owning any Intellectual Property created under the terms of this Agreement does hereby grant the other Party a worldwide, perpetual, fully paid up, irrevocable, non-transferable license to use such Intellectual Property (i) exclusively as to the Exclusive Field of Use, and (ii) nonexclusively as to the Nonexclusive Field of Use; provided that the licensee shall not directly or indirectly use, distribute, sublicense market or disclose any such Intellectual Property to the competitors of its owner.

30.9     In the event that a Party’s personnel are named as inventors in a patent application for Intellectual Property owned by the other Party, the Parties agree that they shall ensure that the patent rights can be assigned to the other Party and to effect such assignment.

30.10   The Parties agree to prosecute, maintain and defend their own Intellectual Property created under the terms of this Agreement during the term of this Agreement. The Parties will mutually agree in writing to the geographical scope of such prosecution. Each Party will bear its own costs related to prosecution, maintenance and defence of their Intellectual Property.

30.11   If Intellectual Property created under this Agreement is to be jointly owned by both Parties, the obligations to prosecute, maintain and defend such joint Intellectual Property will be determined in good faith by the Steering Committee, provided that if the Steering Committee cannot reach agreement as to such ownership, such obligations shall be joint and each Party will bear half of the costs related to prosecution, maintenance and defence of such joint Intellectual Property; provided further, however, that a Party may assign its rights to such Intellectual Property to the other Party in lieu of bearing any costs related to the prosecution, maintenance and defence of such joint Intellectual Property.

Article 31             Confidentiality

31.1     Each Party shall keep all information and know-how communicated to it or otherwise obtained from the other Party under or in respect of this Agreement secret and confidential and shall not disclose the same or any part thereof to any third party. Excepted here from is information:

a)         which is in the public domain at the time of disclosure,

b)         which is published or otherwise becomes part of the public domain through no fault of the Party receiving the information,

c)         which was in the possession of the receiving Party at the time of disclosure, as shown by competent evidence, or becomes available from a third party who has the right to disclose it,

d)         which has to be communicated to authorities or customers for the purpose of sale of the Product and is agreed by both Parties to be disclosed for those purposes.

31.2     Both Parties hereto agree that this Agreement may be disclosed to the supervision authorities at their request, provided that the receiving party gives a reasonable prior notice to the disclosing party to allow it to seek protective or other court orders.

Article 32             Obligations to Inform

32.1     When information regarding potential reporting incidences has come to a Party’s knowledge, the Party shall inform the other Party within three (3) Business Days.

32.2     The Parties undertake to inform each other about any and all complaints related to the Products.

32.3     If a Party becomes aware of any other information regarding the Product, intellectual property rights or infringements of such regarding the Product that could be of importance to the other Party, such Party must promptly report such information to the other Party.

Article 33             Term and Termination

33.1     This Agreement becomes effective on the Effective Date and shall remain in force for 5 (five) years and shall be renegotiated prior to the termination date (the “Term”).

33.2     Neither Party may terminate this Agreement during the Term.

33.3     In the event that this Agreement is not extended or superseded by the Parties then the Parties agree to negotiate in good faith (i) the transfer, access or license to Pre-existing Intellectual Property, (ii) the transfer of any results and know-how from the Development Project, (iii) transfer of materials and documentation, and (iv) cooperation of the Parties in order to secure that both Parties can exploit the results from the Development collaboration within the Field of Use of this Agreement in the future.

33.4     In the event that either Party fails or becomes unable to substantially perform any of its obligations or undertakings to be performed under this Agreement, and such default is not otherwise addressed herein, the other Party shall provide to the non-performing Party a written notification of such default.

33.5     If such default is not cured within forty-five (45) Calendar Days to the mutual satisfaction of both Parties, the other Party shall have the right to terminate this Agreement without providing further notice and opportunity to cure for the non-performing Party.  If the default mentioned in Article 33.3 is lack of payment, the time frame defined in this Article 33.5 shall be ten (10) Business Days.

33.6     Termination of this Agreement shall not in any way affect the validity of any notice served to either Party prior to such termination becoming effective. If termination is caused by lack of payment, all Purchase Orders served and not yet delivered shall be terminated.

33.7     The provisions of this Agreement shall without restriction continue to apply to the execution of such orders.

33.8     Either Party may with immediate effect terminate the Agreement in writing upon the occurrence of one or more of the events specified in Article 33.9. This Article 33.8 shall be limited by statutory rules applicable in the country where the situations listed below take effect.

33.9     The events are:

33.9.1         A Party passing a resolution for its winding-up or a court of competent jurisdiction making an order for the Breaching Party’s winding-up or dissolution.

33.9.2         The making of an administration order in relation to a Party or the appointment of a receiver or receiver and manager over, or the taking possession or sale by an encumbrance taking possession of or selling an asset of a Party.

33.9.3         Lasting material violation on the part of either Party hereto of its contractual obligations and failure to stop or remedy such violation despite a hortatory letter from the other Party.

33.10   In the event that DakoCytomation’s termination of this Agreement based on Clarient’s default or the existence of one of the events listed in Article 33.9, the Parties agree to be bound by and to follow the procedure in Articles 8.15 to 8.24 in order for DakoCytomation to maintain and secure DakoCytomation’s continuing production and further development of the Products and continuation of the Research and Development Projects described in Article 29.

33.11   Exercise of the right of termination afforded to either Party under this Agreement shall not prejudice any legal rights or remedies either Party may have against the other in respect of any breach of the terms of this Agreement.

33.12   The following Articles shall survive a termination: Article 12, Article 15, Article 16, Article 19, Article 30, Article 31, Article 32 and Article 43.

Article 34             General Provisions

34.1     This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements, understandings, writings and discussions between the Parties relating to this subject matter.

34.2     Each of the Parties acknowledges and agrees that in entering into this Agreement it cannot rely on and shall have no remedy in respect of any statement, representation, warranty or understanding (whether negligently or innocently made) of a person (whether Party to this Agreement or not) other than expressly set out in this Agreement as a warranty.

34.3     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assignees.

34.4     Any amendment of this Agreement must be agreed upon by both Parties and given in writing.

34.5     The failure of either Party at any time to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same.

34.6     No term, provision or condition of this Agreement shall be waived unless such waiver is evidenced in writing and signed by the waiving Party.

34.7     Neither Party shall make any public statement or announcement regarding this Agreement or the other Party during the Term without the prior written consent of the other Party, provided that either may make any public filing or statement required by applicable law or stock exchange rule with prior written notice to the other Party.

Article 35             Assignment

35.1     The Parties shall not be entitled to transfer any rights and/or obligations under this Agreement to directly or indirectly affiliated companies or any third party without the other Party’s written consent, unless such transfer of ownership occurs in accordance with a transfer of entire business units.

Article 36             Right of First Refusal

36.1     If Clarient (i) intends to divest its entire business or the part of the business that is connected to this Agreement (“the Business”), or (ii) Clarient receives an unsolicited offer for the Business, DakoCytomation will have the right of first refusal to consider an acquisition of the Business.  In such case, Clarient will notify DakoCytomation thereof as soon as permissible under applicable law, fiduciary duties and other contractual obligations related to such divestiture.  Clarient shall provide DakoCytomation access to customary and appropriate due diligence materials in order for DakoCytomation to consider making a proposal to acquire the Business. If DakoCytomation formally indicates interest in the acquisition of the Business, Clarient shall evaluate such indications in good faith in light of applicable law, fiduciary duties and other contractual obligations. Furthermore, the Parties agree to separately negotiate detailed conditions for the acquisition of the Business in good faith.

36.2     If Clarient intends to have a third-party manufacture the Products under this Agreement, DakoCytomation shall have the right of first refusal to undertake such manufacturing, provided that DakoCytomation must meet the pricing, terms and conditions offered by a third party. The Parties agree to negotiate the detailed conditions for such manufacturing and necessary amendments to this Agreement in good faith.

Article 37             Change of Control

37.1     The Parties will not sell or otherwise transfer to a third party assets, which include the Products or the right to make, use, sell, market, develop and distribute the Products unless the other Party has first obtained an agreement from such transferee to be bound by the terms and conditions of this Agreement.

Article 38             Force Majeure

38.1     All cases of force majeure (i.e. any event beyond the control of the Party concerned) which shall include, but not be restricted to, fire, flood, earthquake, explosion, riots, strike, lockout, terror, war and regulations of any governmental or local authority shall, for the duration of and to the extent of the effects caused by such disturbances, release the Parties from the performance of their contractual obligations herein.

38.2     Either Party shall notify the other Party without undue delay if there are any indications of any such incidents occurring, and the Parties shall discuss the effects of such incidents on this Agreement and the measures to be taken.

38.3     Both Parties shall use reasonable efforts to avoid or restrict any detrimental effects.

38.4     The Parties shall, as soon as it is reasonably possible, resume performance of their obligations. As soon as the effect of the obstacle arising from the force majeure has ended, the obligations of this Agreement shall once again come into effect and shall remain in force throughout the remainder of the duration thereof.

38.5     The duration of this Agreement shall not be extended by a period equivalent to the period for which it has been suspended.

38.6     If the performance in whole or in part of any obligation under this Agreement is delayed by reason of said force majeure event for a period exceeding six (6) months, (i) the Parties shall meet and review in good faith the desirability and conditions of terminating this Agreement, it being understood that neither Party shall be obliged to compensate the other in any way, and (ii) in lieu of termination of this Agreement, DakoCytomation may elect to exercise the license granted in Articles 8.15.

Article 39             Invalidity of the Agreement

39.1     In the event of one or several of the provisions of this Agreement being or becoming void or invalid, both Parties hereto undertake to replace such void or invalid provision or provisions by relative valid provisions, of which one would reasonably assume that the Parties hereto would have concluded the Agreement anyway, had such substitute provision or provisions been stipulated at the conclusion of this Agreement. Should it not be possible to find such valid provisions, the invalidity or voidness of any provision shall not affect the validity of this Agreement as a whole, unless the invalid or void provision is of such essential importance that one would reasonably assume that the Parties hereto would not have concluded this Agreement without the void or invalid provision or provisions.

Article 40             Relationship of the Parties

40.1     Each Party shall conduct its business in that Party’s own name as an independent contractor. This Agreement does not create a joint venture, partnership, employment, agency or similar arrangements between the Parties. Neither Party has the right or power to act for or on behalf of the other Party or to bind the other Party in any respect whatsoever.

Article 41             Severability

41.1     Should the legality of any provision of this Agreement be brought into question because of a decision by a court of competent jurisdiction of any country in which this Agreement applies, DakoCytomation will discuss with Clarient in order to revise or delete the provision in question so as to comply with the decision of said court.

41.2     In the event that the terms and conditions of this Agreement are materially altered as a result of Article 41.1, the Parties shall renegotiate the terms and conditions of this Agreement in order to resolve any inequities.

Article 42             Management

42.1     Clarient and DakoCytomation will create a Steering Committee consisting of two employees from DakoCytomation and two employees from Clarient to provide the means of communication and oversee the management of the relationship under this Agreement.  Within sixty (60) Calendar Days after the Effective Date, the Parties will identify the members of the Steering Committee and will agree upon a process for replacement of the Steering Committee’s members.

42.2     The Steering Committee will meet on a quarterly basis and will have the following responsibilities:

42.2.1         Approve and monitor joint development activities during the Development Project described in Article 29,

42.2.2         Discuss and propose Prices, Costs of Goods Sold (COGS) etc.,

42.2.3         Discuss and resolve issues arising during the business relationship,

42.2.4         Discuss and propose possible amendments to this Agreement,

42.2.5         Participate in the Dispute Resolution Procedure described in article 29.9, and

42.2.6         Address issues as otherwise described in this Agreement.

Article 43             Governing Law

43.1     This Agreement is governed by and shall be construed according to the laws of the State of California (U.S.A.) as between two residents thereof without regard to the International Treaties and Conventions on Conflict of Law or its other conflict of laws principles.

Article 44             Venue

44.1     The Parties agree that in case of a dispute between the Parties such dispute shall be sought to be resolved through negotiations between the Parties in the Steering Committee in good faith and in accordance with the Dispute Resolution Procedure described in article 29.9.

44.2     If a dispute between the Parties cannot be resolved by negotiations between the Parties such dispute shall be brought before the Federal District Court for the Southern District of New York, situated in New York, New York, U.S.A., which court shall have exclusive jurisdiction over any such dispute.

44.3     The language to be used in the proceedings shall be English.

Article 45             Headings and Titles

45.1     Headings and titles in this Agreement are for convenience purposes only and shall not in any way influence the construction, performance and enforcement of any of its provisions.

Article 46             Notice

46.1      Written notices required to be given under this Agreement shall be considered duly given (i) seven Calendar Days after the date mailed if mailed by first class mail, postage prepaid or (ii) two Business Days after the date dispatched by Federal Express or similar service, and addressed as follows (or to such address as a Party may subsequently advise the other for receipt of notices hereunder):

46.1.1         If to Clarient:

Clarient, Inc.

33171 Paseo Cerveza

San Juan Capistrano

CA 92675 California

United States of America

Att.: Ron A. Andrews

46.1.2         If to DakoCytomation:

DakoCytomation Denmark A/S

Produktionsvej 42

DK-2600 Glostrup

Denmark
Att.: Corporate Legal Affairs

With a copy to:

DakoCytomation California Inc.

6392 Via Real

93013 California

United States

Att: Corporate Legal Affairs

*****

This Agreement shall be made out in duplicate (2 originals) and each of the Parties hereto shall be handed one copy.

On behalf of DakoCytomation Denmark A/S		On behalf of Clarient, Inc.

Date:		Date:

	/s/ Erik Winther		/s/ Ron A. Andrews

Name:	Erik Winther	Name:	Ron A. Andrews

Title:	CFO	Title:	CEO

EXHIBIT 1 ACIS II Hardware Specification Sheet 69913 Rev B

Clarient ChromaVision Systems

Automated Cellular Imaging System

ACIS II

Hardware Specification

The following is a detailed hardware specification for the ChromaVision ACIS 2. The purpose of this document is to specify the design and the limitations of the physical portions of the system including but not limited to the electronics, the optics, the mechanical functionality, the external appearance, the operating environment, etc. This document is intended to give guidance to the designers for future enhancements, to give information about the performance capabilities of the product to the users and programmers, and to give definitions of the capabilities for testing and verification purposes.

33171 Paseo Cerveza   San Juan Capistrano, CA 92675-4824   Tel 949.443.3355   Fax 949.443.3366
www.clarientinc.com

1

Block diagram of system

[***]

1.              Identification

1.1.           Trade Name:       ChromaVision Medical Systems, Inc.

1.2.           System Trade Mark:   Automated Cellular Imaging System™ or ACIS 2™

1.3.           Instrument Name:  ACIS 2™

1.4.           FDA Classification: JOY

2.              General Information

2.1.           Intended Use: The ChromaVision Automated Cellular Imaging System is intended to automatically measure, count, and/or quantify various colors and shapes in given specimens.

2.2.           Summary of System:   The system consists of: a host computer system that controls the system operation and interfaces; a Microscope Assembly (ACIS) that does the physical motions and optical collections required for sample acquisition; a carrier that accepts and holds the sample slides while the slides are processed.

2.3.           Brief Description of operation:  The operation of the system begins with the user first inserting appropriately stained microscope slides into carriers and feeding these carriers into the system input hopper. The input hopper separates and advances the bottom slide carrier to the XY-stage system.   The slide carrier transport mechanism then positions the carrier onto the microscope stage, where each individual slide can be scanned sequentially according to a set of scanning instructions that is pre-entered into the computer.  The XY stage provides the necessary two-dimensional repositioning motion that allows the entire specimen area to be examined by the optical system. The Z axis stage provides the ability to focus on the specimen. The scanning process results in the creation and capture of relevant data, which is then processed by ChromaVision’s proprietary image processing software algorithms to yield a result/score for the slide.  Once the slides on a given carrier have been scanned, the carrier transport mechanism moves the carrier to the outfeed platform which deposits it into the output tray to complete the operation.  Data resulting from scans can be stored on the Tower PC Unit’s hard drive or the accompanying mass storage device (tape, DVD, etc).

2.4.           Limitations:  System only for use with slides prepared in accordance with the instructions that accompany the system.

2.5.           Contraindications:   Not to be used as a diagnostic device.

2.6.           Human Interface:  Operator interface is via keyboard, trackball (mouse), monitor and slide carrier.

3.              Classification:

3.1.           Regulatory:  Classified medical device to receive approval from the appropriate domestic and worldwide bodies, including but not limited to FDA, FCC, UL, CE, and ©UL.

NOTE: The ACIS consists of three separate system functions. These functions are: 1: The Microscope system; 2: The Computer Tower system; 3: The Slide Carrier. Each of these systems has their own interfaces and specifications and therefore will be addressed separately for clarity.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

4.              Automated Microscope Assembly (ACIS)

4.1.         Physical Characteristics

4.1.1.       Size:

4.1.1.1.       Width:   23”

4.1.1.2.       Depth:   20”

4.1.1.3.       Height:  18”

4.1.2.       Weight:     Not to exceed 125 lbs.

4.1.3.       Exterior Paint:  To match tower, or as required by CVSN

4.1.4.       Form/Shape:    Tabletop unit

4.1.5.       Exterior material:    Plastic (ABS, polycarbonate, fiberglass/polyester, etc)  UL Flammability rating 94V-2

4.1.6.       Labeling: Must be clearly marked with:

Manufacturer

Address

Model #

4.1.6.1.       Must have a location for marking Serial # and Date of Manufacture

4.1.6.2.       Must be marked to indicate UL & CE approvals

4.1.6.3.       Must be marked to indicate AC Input Voltage range

4.1.6.4.       Must be marked with Modification level

4.2.         Environment

4.2.1.       Operating Environment

4.2.1.1.       Temperature:  +65°F to +85°F (18°C to +29°C)

4.2.1.2.       Humidity: 30-80% non-condensing

4.2.1.3.       Moisture protection:  Normal laboratory environment

4.2.1.4.       Altitude:      Altitude up to 10,000ft

4.2.2.       Storage Environment

4.2.2.1.       Temperature:  4°F to +140°F (-15 to +60°C)

4.2.2.2.       Humidity: 10% to 90% non-condensing

4.2.2.3.       Altitude:      Altitude up to 15,000ft or pressure equivalent

4.2.3.       Shipping Environment

4.2.3.1.       Temperature:  4°F to +140°F (-15 to +60°C)

4.2.3.2.       Humidity: 10% to 90% non-condensing

4.2.3.3.       Shock:   20G (PK)

4.2.3.4.       Altitude:      [***] pressure equivalent

4.2.4.       Electrical Environments

4.2.4.1.       Input Voltage:   Ref. Section 4.3.2.1

4.2.4.2.       Surge/Transients:   Ref. Section 4.4

4.2.4.3.       Electromagnetic Compatibility: Ref. Section 4.4

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

4.3.         Interfaces

4.3.1.       Mechanical

4.3.1.1.       Carrier:  Reference Carrier Section 6

4.3.2.  Electrical Interface

4.3.2.1.   Input Power:  [***]

4.3.2.2.    Video Interface:  [***]

4.3.2.2.1.         Pinout

[***]

4.3.2.3.    [***] Serial interface, Standard, [***], [***]

4.3.2.4.    Motion control Interface

4.3.2.4.1.  [***]

4.3.3.       Human

4.3.3.1.  Carrier loading:   Easy and obvious access to loading the carriers into the instrument with no safety hazards.  Must be easily loaded without damage to the slide specimen. Must be polarized so that slide carrier is not installable upside down or inverted.

4.3.3.2.  Carrier unloading:  Easy unload access to carriers with no safety hazards to user or no damage to carrier/slide assembly while unloading.

4.3.3.2.  Power switch

4.3.3.2.1.                           Location:  Rear panel or sides of system so that it is not easy to accidentally turn off instrument but is easy to intentionally turn off.

4.3.3.2.2.                           Functionality:  Should completely remove all power from ACIS other than at input power cord and internal to Power Switch.

4.3.4.                     Operational

4.3.4.1.            Bar Code Scanner:

4.3.4.1.1.                           Must be able to decode standard bar codes on slides as carriers are passed through system

4.3.4.1.2.                           Standard bar codes includes: [***]

4.3.4.1.3.                           Minimum bar code size of [***]

4.3.4.1.4.                           Communication       [***]

4.4.                   Regulatory requirements

4.4.1.                     UL Safety, Non-patient, Laboratory:   3101-1 Electrical Equipment for laboratory use

4.4.2.                     Shall meet requirements to receive CE Mark

4.4.2.1.            EMC – EN 50081-1, EN 50082-1

4.4.2.2.            SAFETY IEC 1010-1:  Safety requirements for electrical equipment for measurement, control and laboratory use.

4.4.3.                     FDA laboratory instrument

4.4.4.                     FCC CFR 47, Part 15, Subpart B for Class A digital devices

4.5.                   Subsection requirements

4.5.1.                     Z-stage

4.5.1.1.            Motion

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

4.5.1.1.1.         Minimum step resolution: [***]

4.5.1.1.2.         Accuracy/repeatability:  Return to within [***] micron of original point (backlash removed)

4.5.1.2.            Weight capability:  [***] including turret and objectives

4.5.1.3.            Actuator capability:  5 lbs. minimum

4.5.2.    XY stage

4.5.2.1.            Motion control

4.5.2.1.1.         Motion actuation: [***] step/rev, [***]mm pitch [***]

4.5.2.1.2.         Motion feedback:  [***]

4.5.2.1.3.         Motion Accuracy/repeatability: [***]

4.5.2.1.4.         Minimum step resolution:     [***]

4.5.2.2.      Carrier interface

4.5.2.2.1.         [***]

4.5.2.2.2.         Loading: Must accept carrier meeting requirements in Section 6

4.5.2.2.3.         Hold down:   [***]

4.5.2.2.4.         [***]

4.5.2.3.      Carrier Transport

4.5.2.3.1.         Positioning:  Must be able to repeat carrier position to within [***] mirons in X direction, [***] microns in Y direction or one field of view at [***] magnification.

4.5.2.3.2.         Speed: Must be able to move the carrier across XY stage at minimum of [***]mm/sec

4.5.2.3.3.         Torque:   Must be able to apply [***] oz-in of torque to the carrier for movement of the carrier across the stage.

4.5.3.                     Input section

4.5.3.1.  Capacity:   Must have capability to hold [***] carriers.

4.5.3.2.  Sense:  Must be able to determine if there are any carriers available for evaluation.

4.5.3.3.  Separation:   Must be able to separate and transport a single carrier at a time.

4.5.3.4.    Accessibility:    Easily loaded by user standing in the front of the instrument. Should be easily recognized that the hopper is full as well as empty. Should also have sufficient access to unload any unprocessed carriers. Should present no safety hazards to the operator during loading or unloading.

4.5.4.       Output section

4.5.4.1.            Carrier movement: Must accept defined carrier from XY stage and deposit into outfeed tray.

4.5.4.2.            Sense:  Must be able to recognize that the output tray is full and notify software/control of full condition.

4.5.4.3.            Unloading:    User must be able to easily access and unload processed carriers.

4.5.4.4.            Capacity:   Must have the capability of storing the same number of carriers that the input hopper can hold.

4.5.4.5.            Accessibility:  Easily unloaded by user standing in the front of the instrument. Should be easily recognized that the hopper is full as well as empty. Should present no safety hazards to the operator during loading or unloading.

4.5.5.       Camera

4.5.5.1.            Minimum resolution:   [***] horizontal lines of resolution (TV lines).

4.5.5.2.            Signal/Noise:   [***] minimum.

4.5.5.3.            Pixel count:   minimum [***].

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

4.5.5.4.            Frame count:    Must supply at least [***] complete frames per second (or [***]  fields in [***]  interlaced mode).

4.5.6.                     Optical path

4.5.6.1.            Objectives

4.5.6.1.1.                           Dry, cover slip corrected, infinite conjugate design.

4.5.6.1.2.                           Min field coverage @ 4X:  [***].

4.5.6.1.3.                           Resolution at 60X: less than or equal to [***].

4.5.6.1.4.                           Transmission nonuniformity:   less than [***] objective to objective.

4.5.6.2.            Telan lens: [***] mm focal distance.

4.5.6.3.            Adjustability:Optical path must have adjustments to allow for optical path alignment throughout the entire optical path.  All non-adjustable points must [***].

4.5.6.4.            Linearity : [***] scale at 40X and 60X. Measurement made with camera’s [***].

4.5.7.                     Illumination source

4.5.7.1.            Light source:   Quartz Halogen light bulb, [***],[***],[***] lumens, [***] life hours min.

4.5.7.2.            Condenser:   Adjustable NA for F Number, Range [***] to [***] NA.

4.5.8.                     Turret assembly

4.5.8.1.            Objectives:   Minimum [***] standard ports.

4.5.8.2.            Drive:   Internal Drive for Objective selection.

4.5.8.3.            Weight:  Max turret weight [***].

4.5.9.                     Power supply

4.5.9.1.            Switching Power supply:   [***] watts minimum

4.5.9.2.            Outputs: [***],[***] minimum

4.5.9.3.            Approvals: UL, CE.

4.6.                         Maintenance requirements

4.6.1.                     Accessibility

4.6.1.1.            Must be able to access the following with cover in place (access door is acceptable):

Infeed hopper

Outfeed tray

Stage area

Light bulb

Power switch and cable

4.6.1.2.            Must be able to access the following with minimal difficulty (for adjustments, etc):

Camera

Objectives

XY stage

Motor Drivers

Fuses

Cabling

4.6.2.                     Adjustability

4.6.2.1.            XY stage

4.6.2.1.1.                           [***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

4.6.2.1.2.                           [***]

4.6.2.1.3.                           [***]

4.6.2.2.            Z stage

4.6.2.2.1.                           [***]

4.6.2.3.            Input module

4.6.2.3.1.                           [***]

4.6.2.4.            Output module

4.6.2.4.1.                           [***]

4.6.2.4.2.                           [***]

4.6.2.5.            Camera

4.6.2.5.1.                           [***]

4.6.2.5.2.                           [***]

4.6.3.                     Alignment requirements

4.6.3.1.            System should not need mechanical alignment more than [***] per year after initial installation alignments.

4.6.4.                     Periodic maintenance

4.6.4.1.            Should not require periodic maintenance more frequent than every [***] months, not including user maintenance (bulb replacement, daily calibrations, etc.).

4.6.5.                     Serviceability

4.6.5.1.            Must have access to all major components of instrument.

4.6.5.2.            Must be able to replace any defective electronic card within [***] hours.

4.6.5.3.            Must be able to replace any major component within [***] hours.

4.6.5.4.            Must have safe access to necessary adjustment areas.

4.6.6.                     Factory setup

4.6.6.1.            Initial Factory setup should take no longer than [***] hours to complete once instrument has been assembled.

4.6.7.                     Maintenance tooling

4.6.7.1.            Requires a minimum of tooling for periodic maintenance with very limited special tools needed.

4.6.7.2.            No tools required that could not fit in a briefcase and be easily transported to sites.

4.7.               Reliability

4.7.1.                     Carrier Transport:   1 jam or misfeed per [***] feeds

4.7.2.                     Bulb life:  [***] hours average useful life (minimum)

4.7.3.                     System MTBF: [***] ([***]) Note: This excludes alignment, calibration, or light bulb issues.

5.                   ACIS Host Tower Assembly

5.1.         Physical Characteristics - Tower Configuration

5.1.1.                     Weight:   Not to exceed 50 lbs.

5.1.2.                     Form/Shape:  Tower type PC case.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

5.1.3.                     Exterior material:  Formed Metal, Plastic, UL Flammability rating 94V-2.

5.2.    Environment:  Reference section 4.2

5.3.      Interfaces

5.3.1.                     Mechanical

5.3.1.1.            Internal Printed circuit requirements

5.3.1.1.1.                           [***]

5.3.1.1.2.                           [***]

5.3.1.2.            External connections

5.3.1.2.1.                           Mouse/Trackball

5.3.1.2.2.                           Monitor

5.3.1.2.3.                           Serial com ports: one 9 pin D-sub connectors

5.3.1.2.4.                           Parallel:    [***]

5.3.1.3.            Feet: Supports suitable for desktop or floor usage

5.3.2.                     Electrical

5.3.2.1.            Serial Communication: 1 Standard DB9 RS232 comm ports, Male pins

5.3.2.2.            [***]

5.3.2.3.            Ethernet: [***]

5.3.2.4.            Video:  [***]

5.3.2.5.            Modem:  [***] type connector configured for destination country

5.3.2.6.            Input power: IEC320-C13  type connector

5.3.2.6.   Motion Control:  [***]

5.3.2.6.1.Pinout:    [***]

5.3.3.                     Human

5.3.3.1.            Monitor

5.3.3.2.            Mouse/Trackball

5.3.3.3.            Keyboard

5.3.3.4.            Power switch

5.3.3.5.            Reset button

5.3.3.6.            DVD/CD Input

5.3.3.7.            Tape drive input (opt)

5.3.3.8.            3 1/2 floppy input

5.3.4.                     Operational

5.3.4.1.      Serial port

5.3.4.2.      Video input card

5.4.    Regulatory requirements

5.4.1.                     UL Safety

5.4.2.                     CE Mark

5.4.3.                     FCC class A

5.4.4.                     CUL

5.4.5.                     Keyboard to meet local language requirements

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

5.5.         Operational requirements

5.5.1.                     CPU:  Dual Intel [***] minimum

5.5.2.                     Primary Hard Drive: [***] minimum

5.5.3.                     Tape: Backup 10 Gigabyte or greater (opt)

5.5.4.                     3-1/2 Floppy Drive:   1.44MB

5.5.5.                     DVD/CD +RW, 2.4x or greater, 4.7GB minimum

5.5.6.                     RAM:   512MB minimum

5.5.7.                     Monitor:  19” or greater, or digital flat screen

5.5.8.                     Keyboard:  Windows compatible

5.5.9.                     Mouse or Trackball:  Windows compatible

5.6.         Power Supply requirements

5.6.1                        Output Voltages:    +12, +5, -5, -12 VOC

5.6.2.                     Total Wattage: 250 Watt minimum, 300 Watt preferred

5.6.3.                     Input Voltages:   120 VAC & 240 VAC capable, 50 or 60 Hz

6.                   Slide Carrier

6.1.    Physical Characteristics

6.1.1.                     Size:   see figure 6.1.4.1

6.1.2.                     Weight:   .65 oz Minimum

6.1.3.                     Exterior:

6.1.3.1.            Color:   Bright white

6.1.3.2.            Texture:  63 microinches

6.1.4.                     Form/Shape:  see figure 6.1.4.1

6.1.5.                     Exterior material:  Molded Plastic,  UL Flammability rating 94V-2

6.2.    Environment

Reference Section 4.2

6.3.    Interfaces

6.3.1.                     Mechanical

6.3.1.1.            External

6.3.1.1.1.                           Feed Cam: Carrier must have accommodations to interact with feed cam.

6.3.1.1.2.                           Feed Belt: Carrier must accommodate for tab feed.

6.3.1.1.3.                           Stage feed belt: Carrier must have 1/5 pitch timing belt interface to feed onto stage.

6.3.1.1.4.                           Out feed tray: Carrier must have accommodations to hang in out feed tray.

6.3.1.1.5.                           Contacting: Carrier surface shall be made from a low friction material.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

6.4.    Operational requirements

6.4.1.                     Must hold four slides.

6.4.2.                     Must be easy to handle as well as load and unload from the Microscope.

6.4.3.                     Slides must be easily and safely installed into carrier.

6.4.4.                     Slides must be easily and safely removed from carrier.

6.4.5.                     Must remain flat while on stage.

6.4.6.                     Interface surface flatness .030” (with slides loaded).

6.4.7.                     Slide retention method shall hold slide in a fixed position.

[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

EXHIBIT 2 ACIS II Software Specification 77793 Rev A

Clarient ChromaVision Systems

Automated Cellular Imaging System

ACIS II

Software Specification

The following is a detailed software specification for the ChromaVision ACIS II. The purpose of this document is to specify the use and the limitations of the software product used to interface, control and manage the hardware portion(s) of the ACIS II Device, including but not limited to, user interface, system controls, data management and analysis capabilities. This document is intended to give guidance to the designers for future enhancements, to give information about the intended uses and performance capabilities of the product to the users, and to give definitions of the capabilities for testing and verification purposes.

33171 Paseo Cerveza   San Juan Capistrano, CA 92675-4824   Tel 949.443.3355
Fax 949.443.3366   www.clarientinc.com

1

Table of Contents

1 Image Acquisition		3
1.1	Slide Scanning	3
1.2	Image Registration	4
1.3	System Calibration	4
1.4	Miscellaneous	5
2 Image Review		5
2.1	ACIS Add-In Support	5
2.2	Contrast Enhancement	5
2.3	Color Overlay	5
2.4	Image Sharpening	5
3 Image Analysis		5
3.1	Analysis Capabilities and User Options	5
4 Data Management		7
4.1	ACIS [***]	7
4.2	[***]	7
4.3	ACIS Data Manager	7
4.4	ACIS Report	8
5 ACIS Toolbar		9
6 Miscellaneous		9
6.1	ACIS Help File	9
6.2	Data Connectivity	9
6.3	Configuration Settings	9
7 Analysis Modules		10
7.1	Nuclear Application ([***])	10
7.2	Membrane Application	10
7.3	Rare Event Application	11
7.4	Tissue Micro Array	11
7.5	[***]	11

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

1                       Image Acquisition

1.1         Slide Scanning

1.1.1        Focus Points Distribution

Focus points will have multiple options for defining distribution and selecting the [***].

•                    Focal Plane [***]

The focus plane is derived by a [***].  The focus points must be well [***] about the [***] to [***] a [***] that [***] the [***] of the [***] and the focus points must all be on [***].

The table below lists the depth of focus for each objective.

[***]

•                    Focal Plan [***]

The application has the choice to:

1.               Have the user specify the number of [***] (as is [***])

2.               Have [***] to [***] one [***] (as [***] by [***])

3.               Derive a [***] and use that to compute the [***] for every [***] (as is [***])

4.               Locate the [***] closest to the [***] and use its [***].

Any of these four combinations are allowed as illustrated in the following table.

[***]

1.1.2        Silhouette Scan

Silhouette scan will implement [***], [***], [***] and collect [***] during processing.  All applications (where applicable) will use Silhouette scan and [***].

Silhouette Scan incorporates knowledge of [***] during [***] Of [***] to define the silhouette of the [***] to [***].  The [***] is subdivided to improve the [***] of the [***].

Silhouette Scan employs the information gathered during the [***] to improve the robustness of the [***] by selecting focus points at [***] with [***] and insuring that the focus points are well [***] the [***].

Silhouette Scan provides a mechanism to [***] the [***] for [***] that [***] or know that there are valid events outside the [***] (e.g. [***]). Alternatively one can [***] the [***] for applications that want to work inside the [***] (e.g. [***]).

Silhouette Scan retains [***] of the [***] of [***] which can be exploited for the [***] to [***].

Silhouette Scan can [***] that, when [***] the [***] and [***] and the [***] on the [***].

1.1.3        Data Compression

[***] is executed automatically if [***] is [***].  The [***] not [***] by [***], where no images were grabbed and placed in the [***], are [***] into a [***] and associated with a single [***] called the [***].

Performance: The [***] and [***] that [***] provides is dependent upon the [***], the [***] and the shape of the [***].

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

Example 2: The image below depicts a row of [***] a [***].  Only the [***] are [***] by [***] to [***], and thus only those [***] are [***].  [***] reduces the first [***], the [***], and the [***].  If [***] is [***], the two patches of 4 scanned [***] will be [***].

1.2         Image Registration

1.2.1        FOV Registration

[***] now go through a process to register [***] of view to eliminate or mitigate the [***] by [***] due to inaccurate [***] or [***].

FOV REGISTRATION KEYS

1) Display Registered

Review can display the [***] or [***].  When [***] is enabled (1) the [***] is displayed. This [***] is created [***] and [***] to [***].

2) Enable Registered Display Toggle

For non clinical user 1 users, the key [***] can switch the [***] from [***] to [***].  When [***] is enabled (1)  the display state can be [***] with [***].  This [***] is created [***] and [***] to [***].

1.2.2        Self Registration

Image processing is done to [***] the [***] with the [***] to make revisit [***].  This feature is important in applications where the [***] to be [***] at a [***].

SELF REGISTRATION KEYS

1) [***]

Self Registration will search an ever [***] of the [***] to locate the [***] and compute the [***].  [***]defines the limits of this [***].  This key is [***] and [***] to [***].

1.3         System Calibration

1.3.1        Calibration Client

The system will provide a method of [***] to balance the [***] and [***] of the [***].  The results of this [***] will be [***] directly to the [***] where the [***] was [***].  In the event of a [***], an [***] will alert the user to the [***] of the system, with no new [***] being [***].

1.3.2        [***]

Because of the [***] of the [***], an ACIS system may find [***] on a [***], such as [***].  This may present challenges to [***] to [***] of [***] and to measure the [***] of [***].

A method will be present through a [***] to [***] show the amount of [***] of a system, and allow for the results of a [***] of the [***] to immediately reflect the impact on the [***] of that [***].

The following [***] will be used to [***] and [***] the [***] and [***] of [***].

[***]

[***] the [***] the [***] of [***].

[***] To [***], if [***] to [***], the [***] are [***] to a [***],

[***].

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

[***], if [***] to [***], an [***] is [***] with [***].  This is for [***].

[***] the [***].  This is for [***].

[***], if [***] to [***], an [***] is [***] with a [***].

1.4         Miscellaneous

1.4.1        Carrier Unload Detection

The system will create a series of [***] of a [***] as it moves off of the [***].  These images will be [***] to create on [***].  The [***] is then analyzed to determine if the [***] was [***] in a [***] to the [***].  The [***] results are compared to an [***] and [***].  The [***] is stored in [***] in a [***] and, if there is a failure, in [***].

2                       Image Review

2.1         ACIS Add-In Support

[***] provide a method that allow [***] to be added to the [***] without having to add any [***] to [***].  [***] extended [***] for both [***] and [***].  An example of an ACIS add-in would include the [***], or the [***].

2.2         Contrast Enhancement

The system supports the ability to [***] the [***] of a [***] or [***].  The [***] provides a default setting, and up to [***] settings that may be specified by the user.

2.3         Color Overlay

The system provides a method to [***] the [***], the [***] of the review application associated with that [***].

2.4         Image Sharpening

The [***] provides [***] of [***].  These are referred to as [***] and [***].  [***] is the [***] of [***], and [***] is the [***] of [***].  The [***] of [***] can be selected from either the [***] or by [***] on the [***] and selecting the [***].

3                       Image Analysis

3.1         Analysis Capabilities and User Options

3.1.1        User Drawing Tools

User specified drawing tools on the [***] and [***].  The [***] includes representative [***] of [***] and [***].  The [***] regions include [***] and [***] as well as a [***].

3.1.2        [***] of the [***]

The [***] may be [***] out to [***] and [***] of [***].

3.1.3        [***] on [***]

When scoring slides that implement the [***] of [***], it is possible to halt the [***] by pressing the [***] all [***] is [***].

3.1.4        [***]

When scoring slides that implement the [***] of [***], it is possible to [***] only [***] by pressing the [***] with the [***].

3.1.5        [***]

The ACIS Review program supports an [***] of [***].  [***] are able to be adjusted to extend the [***] as needed to accommodate [***] of [***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

3.1.6        [***] in [***]

The Results View on the [***] uses a [***] to indicate [***] between [***] on [***].  A [***] is a region that is [***] on a p***].  The [***] of that [***] is the region on the main [***] that was [***] to produce the [***].

3.1.7        [***]

Applications may be [***] to support the [***] of a [***], which is the image included in the [***].  If so desired, an application may be [***] to require the [***] to [***] through a right click [***] where and when to [***] a [***].  This feature is especially useful in those [***], where [***] and [***] may be associated to a [***].

3.1.8        Color Thresholds

3.1.8.1           [***]

The system provides a utility that [***] an additional [***] from within the [***].  When [***], this interface provides the user with a [***] of the [***] currently being used for analysis over the [***].  Additional [***] allow the user to modify those [***], or to load previously [***].  As each [***] requires a separate [***] (e.g. [***], etc), a method exists for users to apply [***] to those [***] to [***] the amount of [***] being [***] or excluded by those [***].

3.1.8.2           [***]

A module of the [***] that is specific for [***] and [***] the data around [***].  The [***] requires that a [***] describing the number, [***] and [***] of the [***].   When [***] the [***] of the slide, the user also has the [***] to [***], or [***] the [***] that will automatically create and [***] a [***] to each [***] on the [***].  Any [***] may be associated to any [***].  Once a [***] has [***] processed using a [***], a [***] will be presented to segment the [***] into [***].  This [***], or [***], may be manually moved and adjusted to [***] for a [***] prior to [***] of an [***].

3.1.9        Saving Images

3.1.9.1           [***]

The system will provide a [***] of [***] from the [***] to a [***] and [***].  Optional ACIS [***] to be [***] will include user specified [***] for [***], or [***].  [***] will be capable of being [***], for an entire [***], or for an entire [***].

3.1.9.2           [***] as [***]

An entire [***] may be [***] as a [***] or [***], as specified by the user.  A representative [***] of the [***] may be [***] to a [***] specified by the user in a [***] of [***].

3.1.10  Miscellaneous

3.1.10.1     [***]

ACIS supports [***] for [***] that are drawn on a [***].  [***] are implemented as [***], and can be [***] in [***] or in [***].  Unlike [***] have full access to the entire suite of [***] that are provided by the [***].

3.1.10.2     [***]

ACIS supports the [***] of [***].  When a [***] is opened, the [***] will check for a [***] for the application that will score the [***].  If such a [***] does not exist, the [***] can only be opened [***], meaning that the user can not [***] any [***] on the [***].  Also, if no valid [***], a [***] will not be automatically [***].

3.1.10.3     [***] on the [***]

A [***] as a specific type of user [***].  The purpose of a [***] is to exclude certain [***] of [***] from [***] by the [***].  Any [***] will be available for use as a [***].

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

4                       Data Management

4.1         ACIS [***]

The ACIS software provides [***].  The first of these is referred to as [***].  This [***] steps the user through the [***] of [***] to those batches, [***] to the worklists, and [***] for [***].

4.2         [***]

Unlike the [***], which is [***], the new [***] is [***].  The [***] is not [***], therefore all of the [***] is performed on a single [***]. This results in less [***] to [***] a new case.

Some features provided by the new [***] are:

•                  Users can [***] for [***].

•                  Users can [***] of [***] for [***].

•                  Users have the ability to [***] their [***].

•                  [***] can be linked to [***].

•                  [***] can be done [***] over the [***].

•                  A [***] and [***] can be generated and [***]

•                  Supports having the [***] on the [***] as the patient [***]

•                  Supports ChromaVision lab [***] such as [***] and [***]

•                  Supports auto- [***]

4.3         ACIS Data Manager

The ACIS [***] is the program that is used to [***].  Batches may be [***] or [***] through the [***].  [***] also supports [***] and [***] from [***] and [***].  [***] and [***] can be performed on [***].  This can be very useful in a [***] where [***] may have been generated on a different [***] and a [***] to [***] them [***] a [***] to score them [***].

The [***] is [***] to all former [***] of the ACIS platform.  Upon [***] an [***], they will be automatically converted to the [***].

[***] supports selection of the [***] to [***] to. This is useful in environments that have [***] on a [***].  [***] can be [***] from [***] and imported onto another [***].

4.3.1        [***]

The [***] verifies [***] after [***] an archive to the [***].  The [***] ensures that the [***] is [***].  If a [***] error occurs, the [***] is [***], and the user is prompted to insert [***].  After the [***] is [***], the [***] is [***], which is then verified. Any [***] that fails [***] should be [***], as it is [***].  Problems with [***] that [***] may be fixed by performing a [***] on them.

The [***] can be disabled by [***] the [***] to [***]:

[***]

At any customer site, this [***] should be [***] to [***], so that [***] are always [***].  Setting this [***] to [***] is not recommended because [***] to [***] a [***] in the [***] of [***].

4.3.2        [***] for [***]

The ACISDataManager supports both [***] and [***] for [***].  Previous versions supported only [***].  A [***] may be able to correct [***] with [***] that [***].  A [***], which erases only the [***] of [***] on the [***] to [***].  A [***], which erases the [***] of the [***] more than [***] to complete.

4.3.3        [***] for [***] in [***] by [***]

The ACISDataManager now checks for the [***] being used by another [***] before it attempts to perform any [***].  This will help prevent [***] if [***] or [***] on the system and a [***] into the [***].  [***] are [***] by [***] and [***] to [***] and [***] for [***] and [***].

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

4.3.4        [***] and [***] before [***]

An option has been added to the ACISDataManager that will cause the [***] to be opened and [***] to [***] the [***].  This may correct some verify errors that are seen after [***] to [***].  This [***] can be enabled or disabled in the [***] described below.

4.3.5        [***]

An options [***] has been added to the ACISDataManager to allow the users to select [***] without [***] to [***] the [***].  The [***] is accessed by selecting the [***].

The available options on the [***] are:

•                  [***] After[***]– if this option is set, the ACISDataManager will [***] the [***] by [***] the [***] on the [***] after it is [***].  It is recommended that this option [***] be [***].

•                  [***] and [***] Before [***]– if this option is set, the ACISDataManager will [***] and [***] the [***] to [***] the [***].  Set this option if you are [***].  In some cases this may [***].

•                  [***]– if this option is set, the ACISDataManager will [***] the [***] the [***] and [***] found on the [***].  Set this option only if you have [***] on your [***].  Note that if you set this option, you must [***] and [***] the [***].

•                  [***]– if this option is set, the ACISDataManager software will run [***] of a [***].  This option should always be set when [***] a [***].

4.3.6        [***] from [***]

The [***] allows for [***] located on a [***] to be selected for [***].  A [***] is provided to allow the user to [***] from any [***] on the [***].  [***] are displayed through a [***].   [***] may be selected for subsequent [***], and will be [***] in the order with [***] in the [***].

4.4         ACIS Report

4.4.1        Description

ACISReport is a [***] that is used to [***] and [***] from the ACIS [***].  The format of the printed report is [***] by altering the [***].  ACISReport is delivered with [***].  These [***] can be modified on a per [***] to provide the [***] and [***] the [***].

In addition to [***] and [***] from the [***], ACISReport [***] can be [***] to [***] ([***], etc.) into the ACISReport.

ACISReports can be [***] as [***] or [***].  These [***] can then be [***] into an [***] for [***] in [***] that are generated by the [***].  The [***] can also be [***] to [***].  ACISReport can also be [***] to [***] from the [***] into [***] and [***].  These [***] can be imported into [***] for [***] into [***].

4.4.1.1           [***]

[***] will automatically be [***] on [***] that are generated from [***] ([***]) with [***] of the [***]:

•                   One or more [***] were analyzed with [***] that are [***] as [***].

•                   One or more [***] were [***] with a [***] other than [***].

This [***] will be displayed [***] on the [***] in the middle as determined by [***].  The [***] is embedded in the [***].

The [***] that is displayed and the [***] of [***] it [***] on the [***] can be configured/modified in the [***].

A new [***] will be created the first time [***] (with this [***]) is [***] and [***] at [***]

The [***] will be defined as follows:

[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

[***] is ([***]) by default and therefore the [***] in the code will be [***].  If we need to customize this [***], a [***] with [***] can be specified in this [***].

When customized [***] are [***] within a [***], they will be displayed as [***] as the [***] hasn’t been displayed.   In the case that the [***], the [***] not [***].

4.4.2        Report Image Management

4.4.2.1           [***]

The [***] that is displayed by ACISReport when a user selects [***] to be [***] the [***] will always start in the [***].  On normal ACIS systems, this [***].  [***] will be the current [***].

4.4.2.2           [***]

The type of [***] used by ACISReport when saving a [***] by setting the [***]:

[***]

The [***] value can be set to either of the following:

[***]

[***]

The default is [***].  You should generally leave the [***], unless a customer is using a [***] that can not handle [***], in which case the [***].

5                       ACIS Toolbar

The ACIS toolbar is used to launch the various programs that make up the ACIS software suite. The ACIS toolbar can be docked on any of the four edges of the screen, or it can float (be positioned anywhere on the screen).

6                       Miscellaneous

6.1         ACIS Help File

An online help file will be distributed with the ACIS device.  This help file will be viewable from all major user interfaces, and will be opened by pressing the F1 key on the keyboard, or by selecting the Help option from a dropdown selection on the main toolbar.

6.2         Data Connectivity

6.2.1        [***]

The system will be capable of [***] to and [***] with an [***].  This [***] will support [***] of [***] a [***].

Customers will be required to perform some [***] to [***] this [***].  A [***] will be created and maintained that will detail a [***] of [***] and [***].

6.3         Configuration Settings

6.3.1        [***]

The system will provide a method for the user to [***] the [***] of [***] to the user.  The [***] will not change the type of [***] but only the [***] of the [***] with the results [***].

An example is included below.   Note: the words in italics are required and the words in bold are configured by the [***].

[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

6.3.2        [***]

The system will provide a method for the user to [***] and [***] the [***] and [***] of the [***].

•                  The [***] will be supported on an [***], where it may be [***] with a [***].

•                  The [***] will be supported on the [***] as a [***].  In this case, the [***] may be configured to look within a [***] specified by the user through a [***] the [***] being at the [***] of the [***] or the [***] of the [***].

6.3.3        [***]

The system will allow users to specify [***] for an [***] when [***] a [***] for [***].  The default values for level of [***] and [***] will be set by a user from the [***].

The group labeled [***] allows the user to specify which [***] of [***] will appear on the [***] button of the [***].  The [***] controls whether or not the [***] by [***].  When the [***] is on, and when the [***].

The group labeled [***] allows the user to specify which [***] is displayed on the [***] of the [***].

The group labeled [***] allows the user to specify which [***] is displayed on the [***] of the [***].

The group labeled [***] allows the user to specify the [***] for both the [***] and [***].  Note that for the [***], the application can [***] this [***].

The final check box on the user [***] is labeled [***] a [***].  When this checkbox is in effect, all [***] that are [***] the [***] this [***].  If a [***], and a [***], that changed [***] the [***].  If this [***], then if a [***] and a [***] the [***].  When this [***] is not [***] all of the other [***] become [***] to indicate that they are no [***] the [***].

6.3.4        Threshold Label Manager

The integrated [***] allows users to create [***], and to apply a [***] to [***].  The system will allow a user to [***] and the associated [***] through a [***].  Through this [***], the user can either [***] a [***] or [***] an [***].  If the user has a question as to which [***] a [***], they will be presented with a [***] of [***] and the [***] that they reside in.  In addition, if the user has a question as to which [***] the [***] within the [***] on their system, this [***] that for them as well.

[***]:

After an Application has been selected the [***] and [***] the [***] that are configured in the [***] for the [***].

[***]:

If the user selects the [***], a [***] be displayed allowing the user to [***] the [***].

[***]:

If the user selects the [***], they will see a summary of all the [***] that [***] the [***] and which [***] the [***].

[***]:

If the user selects a [***] that is not the current [***] or is not being [***] or [***] may be deleted from the system.

7                       Analysis Modules

7.1         Nuclear Application ([***])

[***] contained within the [***[ will consist of all [***] to measure [***] and [***] on a [***] a [***].  (E.g. [***], etc)

7.2         Membrane Application

[***] contained within the [***] will consist of all [***] to present a [***] into previously [***] when analyzing a [***].  (e.g. [***])

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

7.3         Rare Event Application

[***] contained with the [***] will consist of all [***] to identify a [***] based on a [***] of [***] and [***].  These [***] will perform their [***] in one of three ways;

•                  A [***] of [***] will be presented to the user with no [***].  (e.g. [***])

•                  A [***] of a [***] of [***] along with a [***] will be presented for the user to [***].  (e.g. [***])

•                  A [***] will enable a user to select [***] a [***] to be included in the [***].  (e.g. [***])

7.4         Tissue Micro Array

The Tissue Micro Array application will be [***] as a [***] designed to be [***] by the user.  This [***], when [***], will contain the [***] of the [***] to be [***].  This [***] will describe the [***] and [***] of the [***] to be labeled by the [***].  This application contains no [***] of its [***], and must be [***] with any other [***] to provide [***].

7.5         [***]

Applications contained with the [***] will consist of all [***] to identify an [***] by the user as a [***] a [***].  Additionally, all applications under this [***] will be [***] and [***] as [***] to the ACIS device.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11

EXHIBIT 4 – Prices, Payments and Forecast

ACIS II Instruments and Software:

The following product listings and prices reflect the ACIS II instruments and products being shipped from Clarient to DakoCytomation during and the agreed prices to be paid by DakoCytomation for the ACIS II instrument and software.  This list will need to be revised prior to the release of the ACIS III instrument.

ACIS II Product Part Numbers and Prices

Instrument Type	Included Components	Optional Components	Transfer Price

77787000 – New – 110v 77788000 – New – 220v	ACIS Microscope ACIS Computer Tower • [***] • [***] • DVD +RW Drive • Keyboard • Optical Mouse		$	[***]
77785000 - Refurbished – 110v 77786000 - Refurbished – 220v	Microsoft EXCEL 2003 software • Microsoft EXCEL Add-In’s • Microsoft EXCEL Software License		$	[***]
77783000 - Upgrade – 110v 77784000 - Upgrade – 220v

2 lamps
1 Box Carriers (50)
1 Roll Barcode Labels (1000)
5 DVD’s
ACIS System Software
[***]
[***]
[***]
Flat Panel
Hand Barcode Reader
UPS (110v or 220v)
Calibration Carrier
DAKOCytomation Labels
Printer
Installation
1 year warranty

		Select Research Analysis Modules [***]	$	[***]

77789000 – Workstation – 110v 77790000 – Workstation – 220v	ACIS Computer Tower Flat Panel UPS (110v or 220v) Printer ACIS System Software [***] [***] [***] DAKOCytomation Labels 10 DVD’s EXCEL 2003 • EXCEL Add-In’s Installation 1 year warranty	Select Research Analysis Modules [***]	$	[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Optional Component Part Numbers and Prices

Optional Component	Includes	Transfer Price

68253001 – Sony AIT Tape Drive		$	[***]

Analysis Modules
[***]	[***]	$	[***]
[***]	[***]	$	[***]
[***]	[***]	$	[***]
[***]	[***]	$	[***]
[***]		$	[***]

Service Options
Additional Years of After Sale Support Services		$	[***]
Image Analysis Fee		$	[***]

ACIS II Spare Parts

The following part numbers and prices reflect the fact that CLARiENT will be providing all on site instrument repair support until the launch of the ACIS III instrument and software.  A comprehensive parts list (with pricing) will be generated for the ACIS III instrument and software when the information becomes available.

ACIS II Spare Part Numbers and Prices

Item	Transfer Price

64059001 – Lamps	$	[***]
68109001 - Slide Carriers-box of 50	$	[***]
68866002 - Two up Barcodes-roll 1000	$	[***]
68254000 - [***] Tape Cartridges	$	[***]
69935000 – Calibration Carrier	$	[***]
69771001 - Flat Panel Display	$	[***]
68057001 - Hand Held Barcode Scanner	$	[***]
69481000 – Printer	$	[***]
68253001 – [***] Tape Drive	$	[***]
68044000 - Full ACIS Uninterruptible Power Supply – 110v	$	[***]
68160001 - Full ACIS Uninterruptible Power Supply - 220v w/configuration kit	$	[***]
68044002 - Workstation Uninterruptible Power Supply – 110v	$	[***]
68044003 - Workstation Uninterruptible Power Supply – 220v	$	[***]
XXXXXXXX – [***]	$	[***]
XXXXXXXX – [***]	$	[***]
XXXXXXXX – [***]	$	[***]
XXXXXXXX – [***]	$	[***]
XXXXXXXX – [***]	$	[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Development Project – development of the ACIS III instrument and software

As stated in Article 29 of the Agreement, Clarient and DakoCytomation have entered into a research and development project with the goal to develop the ACIS III instrument and software. The Product and Technical Specifications for the ACIS III instrument and software are set forth in Exhibit 14 and 15 to the Agreement.

Clarient will receive a total payment from DakoCytomation for the research and development work of USD$1,500,000.00 (one million five hundred thousand).

DakoCytomation’s total payments to Clarient for the research and development work is divided as follows:

Clarient will receive an up front fee for Research and Development work under this Agreement of USD [***].

Furthermore, Clarient will receive compensation for the research and development work by the following installments upon completion of the Acceptance Criteria and Milestones set forth in Exhibit 14 and 15 and DakoCytomation’s written approval of such completion:

[***]

DakoCytomation’s First Forecast:

The following forecast is intended for the ACIS II OEM System for Project Phase 1

ACIS IIInstrument Placements 2005 - 2006 (Units)

	2005
Product	Q1	Q2	Q3	Q4
Clarient ChromaVision ACIS II Instrument (Phase I)	0	0	2	13
Optional Research Software*	0	0	1	2
Total:	0	0	3	15

	2006
Product	Q1	Q2	Q3	Q4
Clarient ChromaVision ACIS II Instrument (Phase I)	10	5	0	0
Optional Research Software*	5	2	0	0
Total:	15	7	0	0

* Optional Research Software comprises of the Optional Analysis Modules from the ACIS II Price list above, i.e. analysis modules [***] and [***].

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 6 – Transportation Procedures and Costs

The following procedure and prices reflect the fact that CLARIENT will be drop shipping the instruments directly to the DakoCytomation customer site during Phase 1. This procedure will need to be revisited prior to the release of the Phase 2 instrument.

Procedure

1.               DakoCytomation will provide CLARiENT with a 12 month rolling forecast for instruments, work stations and software applications.

2.               DakoCytomation will place Purchase in accordance with the provisions of the Agreement

3.               The forecast will be placed in FourthShift at CLARiENT for MRP scheduling.

4.               CLARiENT Manufacturing will purchase parts to forecast, build to the PO, and have finished goods ready to ship.

5.               CLARiENT will provide the DakoCytomation Quality Control Department with Certificate of Conformance (C of C) upon finishing manufacturing and testing.

6.               DakoCytomation will review the C of C and confirm all approved products via a signed faxed C of C to Clarient.

7.               CLARiENT will provide DakoCytomation Purchasing with all serial numbers and the C of Cs as confirmation of accepted product is moved into finished goods.

8.               DakoCytomation will send Sales Contract Order to CLARiENT accompanied by a completed copy of the Site Survey and Customer Profile, and instrument serial number assigned to that customer.

9.               CLARiENT order entry will confirm DakoCytomation Sales Contract Order with a written acknowledgement.

10.         CLARiENT Field Service will contact the DakoCytomation Account Manager and the customer to arrange a mutually convenient installation date.

11.         CLARiENT Field Service will contact DakoCytomation with a projected shipment and installation date for the system.

12.         CLARiENT Manufacturing will contact the carrier to arrange pickup and delivery of the instrument. CLARiENT is to use DakoCytomation’s shipping supplier account number.

13.         DakoCytomation will be billed directly by the shipper for the shipping costs.

14.         CLARiENT Field Services Engineer will install software applications requested by customer (as indicated on the DakoCytomation Sales Contract order) at the customer site.

NOTE: A procedure needs to be worked out when the installation of the ACIS needs to be co-ordinated with the installation of an Autostainer.

1

EXHIBIT 7: List of Clarient Patents and Patent Applications

F & R Matter ID	IP Cap Code	Status	Title	Country	Filing Date	Serial No.	Issue Date	Patent No.	Inventors
10225/003001		Issued	AUTOMATED METHOD FOR IMAGE ANALYSIS OF RESIDUAL PROTEIN	United States	7/7/2000	09/612,022	12/11/2001	6,330,349	Presley Hays; Michal Peri; Douglas Harrington
10225/003002		Issued	AUTOMATED METHOD FOR IMAGE ANALYSIS OF RESIDUAL PROTEIN	United States	12/10/2001	10/014,006	12/30/2003	6,671,393B2	Presley Hays; Michal Peri; Douglas Harrington
10225/003003		Pending	AUTOMATED METHOD FOR IMAGE ANALYSIS OF RESIDUAL PROTEIN	United States	12/5/2003	10/728,698			Presley Hays; Michal Peri; Douglas Harrington
10225/004001		Issued	HISTOLOGICAL RECONSTRUCTION AND AUTOMATED IMAGE ANALYSIS	United States	6/24/1999	09/344,308	7/9/2002	6,418,236	Bob Ellis; William Decker; Gina McLaren
10225/004002		Issued	HISTOLOGICAL RECONSTRUCTION AND AUTOMATED IMAGE ANALYSIS	United States	2/20/2002	10/081,714	10/7/2003	6,631,203	Bob Ellis; William Decker; Gina McLaren
10225/004003		Allowed	HISTOLOGICAL RECONSTRUCTION AND AUTOMATED IMAGE ANALYSIS	United States	10/2/2003	10/679,122			Bob Ellis; William Decker; Gina McLaren
10225/004EP1		Pending	HISTOLOGICAL RECONSTRUCTION AND AUTOMATED IMAGE ANALYSIS	Europe	4/10/2000	925912.8	—	—	Bob Ellis; William Decker; Gina McLaren
10225/004HK1		Pending	HISTOLOGICAL RECONSTRUCTION AND AUTOMATED IMAGE ANALYSIS	Hong Kong	4/10/2000	3103433.6			Bob Ellis; William Decker; Gina McLaren
10225/004JP1		Pending	HISTOLOGICAL RECONSTRUCTION AND AUTOMATED IMAGE ANALYSIS	Japan	4/10/2000	2000-611240	—	—	Bob Ellis; William Decker; Gina McLaren
10225/005001		Issued	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	United States	2/1/2000	09/495,461	4/6/2004	6,718,053	Bob Ellis; Gina McLaren; William Decker
10225/005002		Pending	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	United States	12/24/2003	10/746,515			Bob Ellis; Gina McLaren; William Decker
10225/005EP1		Pending	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	Europe	2/1/2001	1906915.2	—	—	Bob Ellis; Gina McLaren; William Decker
10225/006001		Issued	AUTOMATED DETECTION OF OBJECTS IN A BIOLOGICAL SAMPLE	United States	7/12/2000	09/616,817	4/8/2003	6,546,123	Gina McLaren; Bob Ellis
10225/006002		Pending	AUTOMATED DETECTION OF OBJECTS IN A BIOLOGICAL SAMPLE	United States	2/3/2003	10/358,114			Gina McLaren; Bob Ellis
10225/006EP1		Pending	AUTOMATED DETECTION OF OBJECTS IN A BIOLOGICAL SAMPLE	Europe	7/12/2000	947299.4	—	—	Gina McLaren; Bob Ellis
10225/006JP1		Pending	AUTOMATED DETECTION OF OBJECTS IN A BIOLOGICAL SAMPLE	Japan	7/12/2000	not yet assigned	—	—	Gina McLaren; Bob Ellis
10225/010001		Issued	DEVICE FOR APPLYING ACCURATE COLOR THRESHOLDS IN REAL TIME	United States	7/13/2000	09/615,262	1/6/2004	6,674,896	Jose de la Torre-Bueno
10225/011001		Issued	APPARATUS FOR COUNTING COLOR TRANSITIONS AND AREAS IN REAL TIME CAMERA IMAGES	United States	7/13/2000	09/615,263	9/3/2002	6,445,817	Jose de la Torre-Bueno
10225/013001		Issued	A METHOD OF APPLYING COLOR THRESHOLDS IN LIGHT MICROSCOPY	United States	8/4/2000	09/631,611	6/11/2002	6,404,916	Jose de la Torre-Bueno
10225/013JP1		Pending	A METHOD OF APPLYING COLOR THRESHOLDS IN LIGHT MICROSCOPY	Japan	8/4/2000	2001-516126	—	—	Jose de la Torre-Bueno
10225/014001		Issued	SYSTEM AND METHOD FOR CELLULAR SPECIMEN GRADING	United States	3/28/1997	08/827,268	11/21/2000	6,151,405	James Douglass; Thomas Riding; William Decker
10225/014DE1		Issued	SYSTEM AND METHOD FOR CELLULAR SPECIMEN GRADING	Germany	3/26/1998	98913124.8	5/28/2003	970,364	James Douglass; Thomas Riding; William Decker
10225/014EP1		Issued	SYSTEM AND METHOD FOR CELLULAR SPECIMEN GRADING	Europe	3/26/1998	98913124.8	5/28/2003	970364	James Douglass; Thomas Riding; William Decker
10225/014GB1		Issued	SYSTEM AND METHOD FOR CELLULAR SPECIMEN GRADING	United Kingdom	3/26/1998	98913124.8	5/28/2003	970,364	James Douglass; Thomas Riding; William Decker
10225/014JP1		Issued	SYSTEM AND METHOD FOR CELLULAR SPECIMEN GRADING	Japan	3/26/1998	10-541786	10/3/2003	3479309	James Douglass; Thomas Riding; William Decker
10225/015001		Issued	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	United States	11/27/1996	08/758,436	4/10/2001	6,215,892	James Douglass; Thomas Riding; James Ring
10225/015002		Issued	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	United States	2/14/2000	09/492,101	4/22/2003	6,553,135	James Douglass; Thomas Riding; James Ring
10225/015003		Allowed	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	United States	3/31/2003	10/404,921	—	—	James Douglass; Thomas Riding; James Ring
[***]		Pending	[***]	[***]	[***]		—	—	[***]
10225/015AU1		Issued	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	Australia	11/27/1996	724393	11/21/2000	724,393	James Douglass; Thomas Riding; James Ring
10225/015BE1		Issued	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	Belgium	11/27/1996	96940930.9	4/2/2003	864,082	James Douglass; Thomas Riding; James Ring
10225/015DE1		Issued	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	Germany	11/27/1996	96940930.9	4/2/2003	864,082	James Douglass; Thomas Riding; James Ring
10225/015EP1		Issued	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	Europe	11/27/1996	96940930.9	4/2/2003	864082	James Douglass; Thomas Riding; James Ring
10225/015EP2		Pending	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	Europe	11/27/1996	2028849.4			James Douglass; Thomas Riding; James Ring
10225/015FR1		Issued	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	France	11/27/1996	2028849.4	4/2/2003	864,082	James Douglass; Thomas Riding; James Ring
10225/015GB1		Issued	METHOD AND APPARATUS FOR AUTOMATED IMAGE ANALYSIS OF BIOLOGICAL SPECIMENS	United Kingdom	11/27/1996	96940930.9	4/2/2003	864,082	James Douglass; Thomas Riding; James Ring
10225/022001		Issued	REVERSE FOCUSING METHODS AND SYSTEMS	United States	5/24/2000	09/578,350	2/11/2003	6,518,554	Hai Zhang
10225/022002		Issued	REVERSE FOCUSING METHODS AND SYSTEMS	United States	1/27/2003	10/353,773	5/31/2005	6,900,426	Hai Zhang
10225/023001		Pending	REMOTE INTERPRETATION OF MEDICAL IMAGES	United States	4/3/2000	09/542,091	—	—	Jose de la Torre-Bueno
10225/023EP1		Pending	REMOTE INTERPRETATION OF MEDICAL IMAGES	Europe	4/3/2001	1923108.3	—	—	Jose de la Torre-Bueno
10225/023JP1		Pending	REMOTE INTERPRETATION OF MEDICAL IMAGES	Japan	4/3/2001	2001-57339	—	—	Jose de la Torre-Bueno
10225/024001		Issued	METHOD AND APPARATUS FOR SCORING THE UPTAKE OF MARKERS IN CELLS	United States	10/4/2001	09/972,067	2/24/2004	6,697,509	Jose de la Torre-Bueno
10225/024WO1		Pending	METHOD AND APPARATUS FOR SCORING THE UPTAKE OF MARKERS IN CELLS	WIPO	10/4/2002	US02/31960	—	—	Jose de la Torre-Bueno
10225/027001		Pending	APPARATUS AND METHOD FOR LABELING ROWS AND COLUMNS IN AN IRREGULAR ARRAY	United States	3/8/2002	10/094,900	—	—	Jose de la Torre-Bueno; Peter Salamon
10225/028001		Pending	SYSTEM FOR TRACKING SAMPLES SLIDES AND IMAGES IN ANATOMIC PATHOLOGY	United States	11/13/2002	10/294,996	—	—	Jose de la Torre-Bueno
10225/029001		Issued	Automated Slide Staining Apparatus	United States	6/12/2003	10/461,733	10/5/2004	6,800,249	Jose de la Torre-Bueno
[***]		Pending	[***]	[***]	[***]	[***]			[***]
10225/029W01		Pending	Automated Slide Staining Apparatus	WIPO	6/12/2003	US03/18783			Jose de la Torre-Bueno
10225/030001		Pending	An Automated system for combining bright field and fluorescent microscopy	United States	6/12/2003	10/461,786			Jose de la Torre-Bueno
10225/038001		Pending	AUTOMATED MEASUREMENT OF CONCENTRATION AND/OR AMOUNT IN A BIOLOGICAL SAMPLE	United States	4/10/2003	10/822,561			Jose de la Torre-Bueno
10225/040001	CV105	Pending	SILHOUETTE IMAGE ACQUISITION	United States	4/11/2003	10/413,493			Cynthia Perez; Jose de la Torre-Bueno; Robert Ellis; Gina McLaren; Mary Jean Smith
[***]		Pending	[***]	[***]	[***]	[***]			[***]
10225/042001		Pending	METHOD FOR DETECTING RARE EVENT	United States	7/11/2003	10/618,577			Blaise Bossy, Robert Ellis, Kenneth Bauer
[***]		Pending	[***]	[***]	[***]	[***]			[***]
[***]	[***]	Pending	[***]	[***]	[***]	[***]			[***]
[***]	[***]	Pending	[***]	[***]	[***]	[***]			[***]
[***]	[***]	Pending	[***]	[***]	[***]	[***]			[***]
[***]		Pending	[***]	[***]	[***]	[***]			[***]
[***]		Pending	[***]	[***]	[***]	[***]			[***]
[***]	[***]	Pending	[***]	[***]	[***]	[***]			[***]
[***]	[***]	Pending	[***]	[***]	[***]	[***]			[***]
[***]	[***]	Pending	[***]	[***]	[***]	[***]			[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested to the omitted portions.

EXHIBIT 8 – Licensed DakoCytomation Trademarks

Exhibit 8.1:	United States Trademark/Service Mark Application, Principal Register – “DAKOCYTOMATION” word mark, Serial number 78458911, filing date 29 July 2004

Exhibit 8.2:	United States Trademark/Service Mark Application, Principal Register – Drop logo elliptic figurative mark, serial number 78459068, filing date 29 July 2004

Exhibit 8.3	Danish trademark registration number VR 2002 02468 - the elliptic drop logo figurative mark

Trademark/Service Mark Application, Principal Register

Serial Number: 78458911

Filing Date: 07/29/2004

The table below presents the data as entered.

Input field	Entered

MARK SECTION

MARK	DAKOCYTOMATION

STANDARD CHARACTERS	YES

USPTO-GENERATED IMAGE	YES

LITERAL ELEMENT	DAKOCYTOMATION

MARK STATEMENT	The mark consists of standard characters, without claim to any particular font, style, size, or color.

OWNER SECTION

NAME	DakoCytomation Denmark A/S

STREET	Produktionsvej 42

CITY	Glostrup

ZIP/POSTAL CODE	DK-2600

COUNTRY	Denmark

AUTHORIZED EMAIL COMMUNICATION	No

LEGAL ENTITY SECTION

TYPE	CORPORATION

STATE/COUNTRY OF INCORPORATION	Denmark

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	001

DESCRIPTION	Chemicals used in industry and science, including, chemical reagents and diagnostic preparations for use in research laboratories and for use in industry.

FILING BASIS	Section l(a)

FIRST USE ANYWHERE DATE	07/01/2002

FIRST USE IN COMMERCE DATE	07/01/2002

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	005

DESCRIPTION	Pharmaceutical and veterinary preparations, chemicals reagents and diagnostic preparations for medical and veterinary purposes.

FILlNG BASIS	Section 1(a)

FIRST USE ANYWHERE DATE	07/01/2002

FIRST USE IN COMMERCE DATE	07/01/2002

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	009

DESCRIPTION	Diagnostic apparatus and instruments, not for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus, software for diagnostic apparatus.

FILING BASIS	Section l(a)

FIRST USE ANYWHERE DATE	07/01/2002

FIRST USE IN COMMERCE DATE	07/01/2002

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	010

DESCRIPTION	Diagnostic apparatus and instruments for medical purposes, including, apparatus for staining and/or visualization of samples, analysis and measuring apparatus.

FILING BASIS	Section l(a)

FIRST USE ANYWHERE DATE	07/01/2002

FIRST USE IN COMMERCE DATE	07/01/2002

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	044

DESCRIPTION	Services relating to the medical, the health care and the veterinary sector, including medical analysis and diagnosis.

FILING BASIS	Section l(a)

FIRST USE ANYWHERE DATE	07/01/2002

FIRST USE IN COMMERCE DATE	07/01/2002

ADDITIONAL STATEMENTS SECTION

PRIOR REGISTRATION(S)	Applicant claims ownership of U.S. Registration Number(s) 1220474, 2006857, 2859431, and others.

SIGNATURE SECTION

SIGNATURE	/jas/

SIGNATORY NAME	Jeffrey A. Smith

SIGNATORY DATE	07/29/2004

SIGNATORY POSITION	Applicant’s Attorney

PAYMENT SECTION

NUMBER OF CLASSES	5

NUMBER OF CLASSES PAID	5

SUBTOTAL AMOUNT	1675

TOTAL AMOUNT	1675

ATTORNEY

NAME	Jeffrey A. Smith

FIRM NAME	Millen, White, Zelano & Branigan, P.C.

INTERNAL ADDRESS	Suite 1400

STREET	2200 Clarendon Boulevard

CITY	Arlington

STATE	VA

ZIP/POSTAL CODE	22201

COUNTRY	United States

PHONE	(703) 465-5355

FAX	(703) 243-6410

AUTHORIZED EMAIL COMMUNICATION	No

ATTORNEY DOCKET NUMBER	DAKO-0062-T

OTHER APPOINTED ATTORNEY(S)	Scott J. Major; Jeffrey R. Cohen

DOMESTIC REPRESENTATIVE SECTION

NAME	Jeffrey A. Smith

FIRM NAME	Millen, White, Zelano & Branigan, P.C.

INTERNAL ADDRESS	Suite 1400

STREET	2200 Clarendon Boulevard

CITY	Arlington

STATE	VA

ZIP/POSTAL CODE	22201

COUNTRY	USA

PHONE	(703) 465-5355

FAX	(703) 243-6410

AUTHORIZED EMAIL COMMUNICATION	No

CORRESPONDENCE SECTION

NAME	Jeffrey A. Smith

FIRM NAME	Millen, White, Zelano & Branigan, P.C.

INTERNAL ADDRESS	Suite 1400

STREET	2200 Clarendon Boulevard

CITY	Arlington

STATE	VA

ZIP/POSTAL CODE	22201

COUNTRY	USA

PHONE	(703) 465-5355

FAX	(703) 243-6410

AUTHORIZED EMAIL COMMUNICATION	No

FILING INFORMATION

SUBMIT DATE	Thu Jul 29 15:30:39 EDT 2004

TEAS STAMP	USPTO/BAS-20913520066-200 40729153039628386-7845891 1 -20086caa3c530f72a92f3b6 3ef755bd5-DA-98-200407291 52601995476

Trademark/Service Mark Application, Principal Register

Serial Number: 78458911

Filing Date: 07/29/2004

To the Commissioner for Trademarks:

MARK: (Standard Characters, see mark)

The mark consists of standard characters, without claim to any particular font, style, size, or color.

The literal element of the mark consists of DAKOCYTOMATION.

The applicant, DakoCytomation Denmark A/S, a corporation of Denmark, residing at Produktionsvej 42, Glostrup, Denmark, DK-2600, requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended.

The applicant, or the applicant’s related company or licensee, is using the mark in commerce, and lists below the dates of use by the applicant, or the applicant’s related company, licensee, or predecessor in interest, of the mark on or in connection with the identified goods and/or services. 15 U.S.C. Section 1051 (a), as amended.

International Class 001: Chemicals used in industry and science, including, chemical reagents and diagnostic preparations for use in research laboratories and for use in industry.

International Class 005: Pharmaceutical and veterinary preparations, chemicals reagents and diagnostic preparations for medical and veterinary purposes.

International Class 009: Diagnostic apparatus and instruments, not for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus, software for diagnostic apparatus.

International Class 010: Diagnostic apparatus and instruments for medical purposes, including, apparatus for staining and/or visualization of samples, analysis and measuring apparatus.

International Class 044: Services relating to the medical, the health care and the veterinary sector, including medical analysis and diagnosis.

In International Class 001, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce. The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

In International Class 005, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce. The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

In International Class 009, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce. The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

In International Class 010, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce. The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

In International Class 044, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce, The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

Applicant claims ownership of U.S. Registration Number(s) 1220474, 2006857, 2859431, and others.

The applicant hereby appoints Jeffrey A. Smith and Scott J. Major; Jeffrey R. Cohen of Millen, White, Zelano & Branigan, P.C., Suite 1400, 2200 Clarendon Boulevard, Arlington, VA, United States, 22201 to submit this application on behalf of the applicant. The attorney docket/reference number is DAKO-0062-T.

The applicant hereby appoints Jeffrey A. Smith of Millen, White, Zelano & Branigan, P.C., Suite 1400, 2200 Clarendon Boulevard, Arlington, VA, USA 22201 as applicant’s representative upon whom notice or process in the proceedings affecting the mark may be served, A fee payment in the amount of $1675 will be submitted with the application, representing payment for 5 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051 (b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature: /jas/  Date: 07/29/2004

Signatory’s Name: Jeffrey A. Smith

Signatory’s Position: Applicant’s Attorney

Mailing Address:

Jeffrey A. Smith

Suite 1400

2200 Clarendon Boulevard

Arlington, VA 22201

RAM Sale Number: 98

RAM Accounting Date: 07/30/2004

Serial Number: 78458911

Internet Transmission Date: Thu Jul 29 15:30:39 EDT 2004

TEAS Stamp: USPTO/BAS-20913520066-200407291530396283

86-7845891 l-20086caa3c530f72a92f3b3ef75

5bd5-DA-98-20040729152601995476

DAKOCYTOMATION

Exhibit 8.2

Trademark/Service Mark Application, Principal Register

Serial Number : 78459068

Filing Date: 07/29/2004

The table below presents the data as entered.

Input Field	Entered

MARK SECTION

MARK FILE NAME	\\tiers\EXPORT10\IMAGEOUT 10\784\590\78459068\xmll\AP0002.JPG

STANDARD CHARACTERS	NO

USP10-GENERATED IMAGE	NO

COLOR MARK	NO

DESCRIPTION OF THE MARK	The mark consists of a small upside down droplet inside of a larger right side up droplet; all enclosed in a shaded oval.

PIXEL COUNT ACCEPTABLE	YES

PIXEL COUNT	513 x 440

OWNER SECTION

NAME	DakoCytomation Denmark A/S

STREET	Produktionsvej 42

CITY	Glostrup

ZIP/POSTAL CODE	DK-2600

COUNTRY	Denmark

AUTHORIZED EMAIL COMMUNICATION	No

LEGAL ENTITY SECTION

TYPE	CORPORATION

STATE/COUNTRY OF INCORPORATION	Denmark

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	001

DESCRIPTION	Chemicals used in industry and science, including, chemical reagents and diagnostic preparations for use in research laboratories and for use in industry.

FILING BASIS	Section 1(a)

FIRST USE ANYWHERE DATE	07/01/2002

FIRST USE IN COMMERCE DATE	07/01/2002

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	001

DESCRIPTION	Chemicals used in industry and science, including, chemical reagents and diagnostic preparations for use in research laboratories and for use in industry.

FILING BASIS	Section 44(e)

FOREIGN REGISTRATION NUMBER	VR 2002 02468

FOREIGN REGISTRATION COUNTRY NAME	Denmark

FOREIGN REGISTRATION DATE	07/08/2002

FOREIGN EXPIRATION DATE	07/08/2012

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	005

DESCRIPTION	Pharmaceutical and veterinary preparations, chemicals reagents and diagnostic preparations for medical and veterinary purposes.

FILING BASIS	Section 1(a)

FIRST USE ANYWHERE DATE	07/01/2002

FIRST USE IN COMMERCE DATE	07/01/2002

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	005

DESCRIPTION	Pharmaceutical and veterinary preparations, chemicals reagents and diagnostic preparations for medical and veterinary purposes.

FILING BASIS	Section 44(e)

FOREIGN REGISTRATION NUMBER	VR 2002 02468

FOREIGN REGISTRATION COUNTRY NAME	Denmark

FOREIGN REGISTRATION DATE	07/08/2002

FOREIGN EXPIRATION DATE	07/08/2112

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	009

DESCRIPTION	Diagnostic apparatus and instruments, not for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus, software for diagnostic apparatus.

FILING BASIS	Section 1(a)

FIRST USE ANYWHERE DATE	07/01/2002

FIRST USE IN COMMERCE DATE	07/01/2002

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	009

DESCRIPTION	Diagnostic apparatus and instruments, not for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus, software for diagnostic apparatus.

FILING BASIS	Section 44(e)

FOREIGN REGISTRATION NUMBER	VR 2002 02468

FOREIGN REGISTRATION COUNTRY NAME	Denmark

FOREIGN REGISTRATION DATE	07/08/2002

FOREIGN EXPIRATION DATE	07/08/2012

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	010

DESCRIPTION	Diagnostic apparatus and instruments for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus.

FILING BASIS	Section 1(a)

FIRST USE ANYWHERE DATE	07/01/2002

FIRST USE IN COMMERCE DATE	07/01/2002

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	010

DESCRIPTION	Diagnostic apparatus and instruments, not for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus.

FILING BASIS	Section 44(e)

FOREIGN REGISTRATION NUMBER	VR 2002 02468

FOREIGN REGISTRATION COUNTRY NAME	Denmark

FOREIGN REGISTRATION DATE	07/08/2002

FOREIGN EXPIRATION DATE	07/08/2012

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	044

DESCRIPTION	Services relating to the medical, the health care and the veterinary sector, including medical analysis and diagnosis.

FILING BASIS	Section 1(a)

FIRST USE ANYWHERE DATE	07/08/2002

FIRST USE IN COMMERCE DATE	07/08/2002

GOODS AND/OR SERVICES SECTION

INTERNATIONAL CLASS	044

DESCRIPTION	Services relating to the medical, the health care and the veterinary sector, including medical analysis and diagnosis.

FILING BASIS	Section 44(e)

FOREIGN REGISTRATION NUMBER	VR 2002 02468

FOREIGN REGISTRATION COUNTRY NAME	Denmark

FOREIGN REGISTRATION DATE	07/08/2002

FOREIGN EXPIRATION DATE	07/08/2012

ADDITIONAL STATEMENTS SECTION

PRIOR REGISTRATION(S)	Applicant claims ownership of U.S. Registration Number(s) 1759331.

SIGNATURE SECTION

SIGNATURE	/jas/

SIGNATORY NAME	Jeffrey A. Smith

SIGNATORY DATE	07/29/2004

SIGNATORY POSITION	Applicant’s Attorney

PAYMENT SECTION

NUMBER OF CLASSES	5

NUMBER OF CLASSES PAID	5

SUBTOTAL AMOUNT	1675

TOTAL AMOUNT	1675

ATTORNEY

NAME	Jeffrey A. Smith

FIRM NAME	Millen, White, Zelano & Branigan, P.C.

INTERNAL ADDRESS	Suite 1400

STREET	2200 Clarendon Boulevard

CITY	Arlington

STATE	VA

ZIP/POSTAL CODE	22201

COUNTRY	United States

PHONE	(703) 465-5355

FAX	(703) 243-6410

AUTHORIZED EMAIL COMMUNICATION	No

ATTORNEY DOCKET NUMBER	DAKO-0061-T

OTHER APPOINTED ATTORNEY(S)	Scott J. Major; Jeffrey R. Cohen

DOMESTIC REPRESENTATIVE SECTION

NAME	Jeffrey A. Smith

FIRM NAME	Millen, White, Zelano & Branigan, P.C.

INTERNAL ADDRESS	Suite 1400

STREET	2200 Clarendon Boulevard

CITY	Arlington

STATE	VA

ZIP/POSTAL CODE	22201

COUNTRY	USA

PHONE	(703) 465-5355

FAX	(703) 243-6410

AUTHORIZED EMAIL COMMUNICATION	No

CORRESPONDENCE SECTION

NAME	Jeffrey A. Smith

FIRM NAME	Millen, White, Zelano & Branigan, P.C.

INTERNAL ADDRESS	Suite 1400

STREET	2200 Clarendon Boulevard

CITY	Arlington

STATE	VA

ZIP/POSTAL CODE	22201

COUNTRY	USA

PHONE	(703) 465-5355

FAX	(703) 243-6410

AUTHORIZED EMAIL COMMUNICATION	No

FILING INFORMATION

SUBMIT DATE	Thu Jul 29 17:18:37 EDT 2004

TEAS STAMP	USPTO/BAS-20913520066.200
40729171837168540-7845906
8-200cc10a791fde9d9d89ed4
ab3de89a155-DA-329-200407
29171635994400

Trademark/Service Mark Application, Principal Register

Serial Number: 78459068

Filing Date: 07/29/2004

To the Commissioner for Trademarks:

Mark: (Stylized and/or Design, see mark)

The mark consists of a small upside down droplet inside of a larger right side up droplet; all enclosed in a shaded oval.

The applicant, DakoCytomation Denmark A/S, a corporation of Denmark, residing at Produktionsvej 42, Glostrup, Denmark,
DK-2600, requests registration of the trademark/service mark identified above in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq.), as amended.

The applicant, or the applicant’s related company or licensee, is using the mark in commerce, and lists below the dates of use by the applicant, or the applicant’s related company, licensee, or predecessor in interest, of the mark on or in connection with the identified goods and/or services, 15 U.S.C. Section 1051(a), as amended.

International Class 001: Chemicals used in industry and science, including, chemical reagents and diagnostic preparations for use in research laboratories and for use in industry.

International Class 005: Pharmaceutical and veterinary preparations, chemicals reagents and diagnostic preparations for medical and veterinary purposes.

International Class 009: Diagnostic apparatus and instruments, not for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus, software for diagnostic apparatus.

International Class 010: Diagnostic apparatus and instruments for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus.

International Class 044: Services relating to the medical, the health care and the veterinary sector, including medical analysis and diagnosis.

In International Class 001, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce.  The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

In International Class 005, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce.  The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

In International Class 009, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce.  The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

In International Class 010, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce.  The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

In International Class 044, the mark was first used at least as early as 07/01/2002, and first used in commerce at least as early as 07/01/2002, and is now in use in such commerce.  The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

Based on Foreign Registration:  Applicant has a bona fide intention to use the mark in commerce on or in connection with the identified goods and/or services, and will submit a copy of Denmark registration number VR 2002 02468, registered 07/08/2002 with a renewal date of __________ and an expiration date of 07/08/2012, and translation thereof, if appropriate,
15 U.S.C. Section 1126(c), as amended.

International Class 001: Chemicals used in industry and science, including, chemical reagents and diagnostic preparations for use in research laboratories and for use in industry.

Based on Foreign Registration:  Applicant has a bona fide intention to use the mark in commerce on or in connection with the identified goods and/or services, and will submit a copy of Denmark registration number VR 2002 02468, registered 07/08/2002 with a renewal date of __________ and an expiration date of 07/08/2012, and translation thereof, if appropriate, 15 U.S.C. Section 1126(c), as amended.

International Class 005: Pharmaceutical and veterinary preparations, chemicals reagents and diagnostic preparations for medical and veterinary purposes.

Based on Foreign Registration:  Applicant has a bona fide intention to use the mark in commerce on or in connection with the identified goods and/or services, and will submit a copy of Denmark registration number VR 2002 02468, registered 07/08/2002 with a renewal date of __________ and an expiration date of 07/08/2012, and translation thereof, if appropriate, 15 U.S.C. Section 1126(c), as amended.

International Class 009: Diagnostic apparatus and instruments, not for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus, software for diagnostic apparatus.

Based on Foreign Registration:  Applicant has a bona fide intention to use the mark in commerce on or in connection with the identified goods and/or services, and will submit a copy of Denmark registration number VR 2002 02468, registered 07/08/2002 with a renewal date of __________ and an expiration date of 07/08/2012, and translation thereof, if appropriate, 15 U.S.C. Section 1126(c), as amended.

International Class 010: Diagnostic apparatus and instruments for medical purposes, including apparatus for staining and/or visualization of samples, analysis and measuring apparatus.

Based on Foreign Registration:  Applicant has a bona fide intention to use the mark in commerce on or in connection with the identified goods and/or services, and will submit a copy of Denmark registration number VR 2002 02468, registered 07/08/2002 with a renewal date of __________ and an expiration date of 07/08/2012, and translation thereof, if appropriate, 15 U.S.C. Section 1126(e), as amended.

International Class 044: Services relating to the medical, the health care and the veterinary sector, including medical analysis and diagnosis. Applicant claims ownership of U.S. Registration Number(s) 1759331.

The applicant hereby appoints Jeffrey A. Smith and Scott J. Major; Jeffrey R. Cohen of Millen, White, Zelano & Branigan, P.C., Suite 1400, 2200 Clarendon Boulevard, Arlington, VA. United States, 22201 to submit this application on behalf of the applicant.  The attorney docket/reference number is DAKO-0061-T

The applicant hereby appoints Jeffrey A. Smith of Millen, White, Zelano & Branigan, P.C., Suite 1400, 2200 Clarendon Boulevard, Arlington, VA. USA 22201 as applicant’s representative upon whom notice or process in the proceedings affecting the mark may be served.

A fee payment in the amount of $1675 will be submitted with the application, representing payment for 5 class(es).

Declaration

The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements, and the like, any jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to he likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

Signature:/jas/ Date: 07/29/2004

Signatory’s Name: Jeffrey A. Smith

Signatory’s Position: Applicant’s Attorney

Mailing Address:

Jeffrey A. Smith

Suite 1400

2200 Clarendon Boulevard

Arlington, VA 22201

RAM Sale Number: 329

RAM Accounting Date: 07/30/2004

Serial Number: 78459068

Internet Transmission Date: Thu Jul 29 17:18:37 EDT 2004

TEAS Stamp: USPTO/BAS - 20913520066

Kongeriget Danmark

VR 2002 02468

De anmeldte ændringer vedrorende ovennævnte varemærke er nu noteret i varemærkeregisteret. De oplysninger, der herefter gælder, fremgär af registerudskriften.

The notified changes concerning the above-mentioned trade mark are now noted in the Registor of Trade Marks. The information which hereafter is valid appears on the registration extract.

16. oktober 2002

Patent- og Varemærkestyrelsen
Okonomi- og Erkvervsministeriet

/s/ Mogens Kring
Mogens Kring
Direktor

PATENT- OG VAREMERKESTYRELSEN

Rekvirent :MLI	Dato: 16. oktober 2002
Reference :VA 2002 02660	Side: 2 af 4

Registerudskrift

(Extract of Register)

(111) :	VR 2002 02468	(100) :	24. september 2002
(210) :	VA 2002 02660	(151) :	8, juli 2002
		(220) ;	28. juni 2002

		(180) :	8. juli 2012

(730) :	DakoCylomation Denmark A/S Produktionsvej 42 2600 Glostrup Danmark

(540) :

(511) :

Klasse 01:  Kemiske produkter og præparater til industrielle og videnskabelige formál og anvendelse, herunder kemiske reagensmidler og diagnosepræparater til brug i forskningskaboratorier samt til brug i industrien.

Klasse 05: Farmaceutiske og veterinærmedicinske præparater, herunder kemiske reagensmidler og diagnosepræparater til medicinsk eller veterintærmedicinsk brug.

Klasse- 09:  Diagnoseapparater og -instrumenter, ikke til medicinsk brug, herunder apparater till farvning og/eller visualisering af præparater samt analyse- og maleapparater. software till diagnoseapparater.

Klasse 10: Diagnoseapparater og -instrumenter til medicinsk brug, herunder apparater til farvning og/ eller visualisering af præparater samt analyse- og máleapparater.

Klasse 44: Læge-, sundheds- og veterinærvirksomhed, herunder medicinsk analyse og diagnose.

Historiske oplysninger

(Historical Information)

(730/580):	DAKO A/S
Produktionsvej 42
2600 Glostrup
Danmark
Udgäet: 16. oktober 2002
Fejlopret: Nej

Udskrift slut

(End of Extract)

INID-koder

Internationally agreed Numbers for the Identification of Data (INID)		Internationalt vedtagne Numre til Identifikation at Data (INID)

(100)	Date of termination of the procedure regarding registration	Dato for registreringsprocedurens afslutning.
(111)	Registration Number	Registreringsnummer
(141)	Date of termination of the registration of the Mark	Dato for udslettelse af registreringen
(151)	Registration date	Registreringsdato
(180)	Date of expected expiration of the registration/renewal	Dato for registrerings-/fomyelsesperiodens udlob
(210)	Application number	Ansogningsnummer
(220)	Application filing date	Ansogningsdato
(230)	Exhibition filing date	Udstillingsprioritetsoplysninger
(300)	Data relating to priority under the Paris Convention	Prioritetsoplysninger
(390)	Data relating to the registration in the country of origin	Hjemlandsregistrering
(442)	Date of publication of the application	Bekendtgorelsesdato
(450)	Date of publication of the registration	Offentliggorelsesdato
(500)	Various information	Bernærkninger
(511)	Class or classes (and list of goods/services	Vare eller tjenesfeydelsesklasser (og lisle over varer/ tjenesteydelser)
(540)	Reproduction of the mark	Varemærket
(551)	Indication of the effect that the mark is a collective mark, a certification mark or a guarantee mark	Fællesmærkeoplysninger
(580)	Date of recording of amendment/change	Dato for notering af tilforsel
(591)	Information concerning colors claimed	Farvetekst
(641)	Number(s) and date(s) of other legally related applications	Data vedrorende delte/udskilte ansogninger
(646)	Number(s) and date(s) of other legally related registrations	Data vedrorende delte/udskilte registreringer
(730)	Name and address of the applicant/holder of the registration	Indehaveroplysninger
(740)/	Name and address of the representative/Corresponding address	Fuldmægtigoplysninger/korrespondanceadresse
(750)	Representative/Corresponding address
(791)/	Data concerning license	Licansoplysninger
(793)

Domestic Codes for the Identification of Data		Interne koder till Identification at data

(DC)	Data of shelving/withdrawal	Henlæggelses/tilbagetagelsesdato
(DP)	Data concerning pawning	Pantsætningsoplysninger

Where there is only an indication of the class number (511), the application or registration covers all goods or services within the class in question.		Hvor der alene er angivet klassenummer (511), omfatter ansogningen eller registeringen alle varer eller tjenesteydelser i den pagaeldende klasse

Where the class number in the case of code (511)/(510) is followed by a “:”, the application or registration covers only the goods or services specifically mentioned.		Hvor klassenummeret efter kode (511)(510) efterfolges af et “:”, omfatter ansegningen eller registeringen kun de soerligt noeunte varer eller tjenesteydelser

Where (540) the “Reproduction of the Mark is followed by “<w>“, the application or registration concerns a word Mark.		Hvor (540) “Varemarket” efterfolges af “<w>“, angär ansogningen eller registreringen et ordmaarke.

Where (540) the “Reproduction of the Mark” is followed by “<fig>“, the trade mark involves non-standard letters and/or figurative elements.		Hvor (540) “Varemarket” efferfelges af “<fig>“, er der i Varemarket figurelementer og/eller bogstaver med saerlig skrifttype.

EXHIBIT 9 – Trademark status for Clarient Inc.

Exhibit 9.1:	Trademark Status report Clarient Inc. (10225)

Exhibit 9.2:	Printout from the TARR server of 22 June 2005

1

Trademark Status Report

CLARIENT, INC. (10225)

For All Countries Include All Statuses

Mark	Ref #	Class(es)	Filed	Appln #	Reg Date	Reg #	Status

CANADA

ACR	10225-060CAI	N/A	09/02/04	1,229,044			PENDING

N/A: algorithms used on a computer controlled microscopy system for the purpose of analyzing and processing images of specimens mounted on slides; providing a service bureau reference lab for reading specimen slides on a computer controlled microscopy system

EUROPEAN UNION (CTM)

ACR	10225-060EU1	9, 16, 42	09/08/04	4026894			PENDING

9: Scientific, nautical, surveying, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin operated apparatus; cash registers; calculating machines, data processing equipment and computers; fire-extinguishing apparatus; software feature of a computer controlled microscopy system for the purpose of analyzing and processing images of specimens mounted on slides.

16: Paper, cardboard and goods made from these materials, not included in other classes; printed matter; book binding material; photographs; stationery; adhesives for stationery or household purposes; artists’ materials; paint brushes; typewriters and office requisites (except furniture); instructional and teaching material (except apparatus); plastic materials for packaging (not included in other classes); printers’ type; printing blocks; printed publications, brochures and leaflets; user and instruction manuals.

42: Scientific and technological services and research and design relating thereto; industrial analysis and research services; design and development of computer hardware and software; legal services; providing a service bureau reference lab for reading specimen slides on a computer controlled microscopy system (laboratory services).

UNITED STATES

ACIS	10225-017001	9	03/04/98	75/444,713	05/08/01	2,449,518	REGISTERED
	9: computer controlled microscopy systems comprising an automated microscope, camera and image processing computer software for use in processing images of specimens mounted on slides

1

ACIS	10225-025001	42	11/30/00	76/175,358	05/13/03	2,736,264	REGISTERED
	42: Leasing of computer controlled microscopy systems used to process images of specimens mounted on slides

ACR	10225-059001	042	03/11/04	78/382,455			PENDING
	042: providing a service bureau reference lab for reading specimen slides on a computer controlled microscopy system

ACR	10225-060001	009	03/11/04	78/382,448			PENDING
	009: Algorithm used on a computer controlled microscopy system for the purpose of analyzing and processing images of a specimen mounted on slides

AUTOMATED CELLULAR IMAGING SYSTEM	10225-068001	9,42	07/02/04	78/445,339			PENDING
	9: Computer controlled microscopy systems used to process images of specimens mounted on slides
	42: Leasing of computer controlled microscopy systems used to process images of specimens mounted on slides

CHROMAVISION COLOR SPACE TRANSFORMATION	10225-016001	9, 42	03/04/98	75/444,712			TRANSFER
	9: computer controlled microscopy systems comprising an automated microscope, camera and image processing computer software for use in processing images of specimens mounted on slides
	42: leasing of computer controlled microscopy systems used to process images of specimens mounted on slides

CLARIENT	10225-087001	9, 10, 16, 42	02/23/05	78/573,774			PENDING

9: computer controlled microscopy systems used to process images of specimens mounted on slides; algorithm used on a computer controlled microscopy system for the purposes of analyzing and processing images of specimens mounted on slides

	10: automated microscope and related software sold as a unit for use in diagnostics
	16: printed medical reports

42: leasing of medical equipment; diagnostic laboratory services performed for third parties; image analysis services performed for third parties; remote cellular imaging services provided via a password-protected communications connection on the Internet

CLARIENT & Design	10225-086001	9, 10, 16, 42	02/23/05	78/573,779			PENDING

9: computer controlled microscopy systems used to process images of specimens mounted on slides; algorithm used on a computer controlled microscopy system for the purposes of analyzing and processing images of specimens mounted on slides

	10: automated microscope and related software sold as a unit for use in diagnostics
	16: printed medical reports

42: leasing of medical equipment; diagnostic laboratory services performed for third parties; image analysis services performed for third parties; remote cellular imaging services provided via a password-protected communications connection on the Internet

2

Panel Report (with DNA Ploidy Assay Results) Trade Dress	10225-070001	16	05/05/04	76/612,925	ABANDONED
	16: printed medical reports

Panel Report Trade Dress	10225-069001	16	05/05/04	78/413,728	PEND/DROP
	16: printed medical reports

PATHSITE	10225-085001	42	02/23/05	78/573,777	PENDING
	42: remote cellular imaging services provided via a password-protected communications connection on the Internet

TAKING CANCER PERSONALLY	10225-088001	9, 10, 16, 42	02/23/05	78/573,775	PENDING

9: computer controlled microscopy systems used to process images of specimens mounted on slides; algorithm used on a computer controlled microscopy system for the purposes of analyzing and processing images of specimens mounted on slides

	10: automated microscope and related software sold as a unit for use in diagnostics
	16: printed medical reports

42: leasing of medical equipment; diagnostic laboratory services performed for third parties; image analysis services performed for third parties; remote cellular imaging services provided via a password-protected communications connection on the Internet

TRIPLE PLUS	10225-018001	03/25/97	75/263,485		ABANDONED

TRIPLE PLUS	10225-019001	5	03/25/97	75/263,486	ABANDONED
	5: Medical diagnostic test kit, comprised of diagnostic reagents used for prenatal screening for Downs Syndrome.

3

Exhibit 9.2

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2005-06-22 14:46:45 ET

Serial Number: 75282022

Registration Number: 2235101

Mark (words only): CHROMAVISION

Standard Character claim: No

Current Status: Registered.

Date of Status: 2000-03-24

Filing Date: 1997-04-25

Transformed into a National Application: No

Registration Date: 1999-03-23

Register: Principal

Law Office Assigned: LAW OFFICE 103

If you are the applicant or applicant’s attorney and have questions about this file, please contact the Trademark Assistance Center at TrademarkAssistanceCenter@uspto.gov

Current Location: 900 -File Repository (Franconia)

Date In Location: 2002-01-30

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. ChromaVision Medical Systems, Inc.

Address:

ChromaVision Medical Systems, Inc.

33171 Paseo Cerveza

San Juan Capistrano, CA 92690

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Delaware

GOODS AND/OR SERVICES

International Class: 010

automated microscope and related software sold as a unit for use in medical diagnostics

1

First Use Date: 1998-07-07

First Use in Commerce Date: 1998-07-07

Basis: 1(a)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

2002-01-29 - Cancellation terminated for Proceeding

2002-01-29 - Cancellation dismissed for Proceeding

2000-03-24 - Cancellation Instituted No. 999999

1999-03-23 - Registered - Principal Register

1999-01-08 - Allowed for Registration - Principal Register (SOU accepted)

1999-01-08 - Case file assigned to examining attorney

1998-12-21 - Statement of use processing complete

1998-11-24 - Amendment to Use filed

1998-05-26 - Notice of allowance - mailed

1998-03-03 - Published for opposition

1998-01-30 - Notice of publication

1997-12-30 - Approved for Pub - Principal Register (Initial exam)

1997-12-23 - Examiner’s amendment mailed

1997-12-10 - Case file assigned to examining attorney

2

CORRESPONDENCE INFORMATION

Correspondent

ROGER W HERRELL (Attorney of record)

JAMES P. CLARK

GIBSON DUNN & CRUTCHER LLP

2029 CENTURY PARK EAST, SUITE 4000

LOS ANGELES, CA 90067-3026

3

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2005-06-22 14:47:46 ET

Serial Number: 76272496

Registration Number: 2769787

Mark (words only): CHROMAVISION

Standard Character claim: No

Current Status: Registered.

Date of Status: 2003-09-30

Filing Date: 2001-06-15

Transformed into a National Application: No

Registration Date: 2003-09-30

Register: Principal

Law Office Assigned: LAW OFFICE 105

If you are the applicant or applicant’s attorney and have questions about this file, please contact the Trademark Assistance Center at TrademarkAssistanceCenter@uspto.gov

Current Location: 900 -File Repository (Franconia)

Date In Location: 2003-10-06

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. ChromaVision Medical Systems, Inc.

Address:

ChromaVision Medical Systems, Inc.

33171 Paseo Cerveza

San Juan Capistrano, CA 92675

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Delaware

GOODS AND/OR SERVICES

International Class: 042

Leasing of medical equipment in the nature of automated microscopes for usage at customer locations;

1

and medical services in the nature of providing an online interactive analysis of cellular images from automated microscopes utilizing distributed computer network

First Use Date: 2000-01-00

First Use in Commerce Date: 2000-01-00

Basis: 1(a)

ADDITIONAL INFORMATION

Prior Registration Number(s):

2235101

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

2003-09-30 - Registered - Principal Register

2003-07-25 - Allowed for Registration - Principal Register (SOU accepted)

2003-07-24 - Case file assigned to examining attorney

2003-07-23 - Case File in TICRS

2003-07-09 - Statement of use processing complete

2003-06-03 - Amendment to Use filed

2003-06-05 - PAPER RECEIVED

2002-12-03 - Notice of allowance - mailed

2002-09-10 - Published for opposition

2002-08-21 - Notice of publication

2002-05-08 - Approved for Pub - Principal Register (Initial exam)

2002-03-18 - Communication received from applicant

2002-03-18 - PAPER RECEIVED

2001-10-01 - Non-final action mailed

2001-08-20 - Case file assigned to examining attorney

2

CORRESPONDENCE INFORMATION

Correspondent

Scott A. Edelman (Attorney of record)

SCOTT A EDELMAN

GIBSON DUNN & CRUTCHER LLP

2029 CENTURY PARK EAST SUITE 4000

LOS ANGELES CA 90067-3026

Phone Number: 310-557-8061

Fax Number: 310-552-7041

3

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2005-06-22 14:45:37 ET

Serial Number: 78442565

Registration Number: (NOT AVAILABLE)

Mark

(words only): QUIHC

Standard Character claim: Yes

Current Status: Application has been published for opposition.

Date of Status: 2005-05-03

Filing Date: 2004-06-28

The Information will be/was published in the Official Gazette on 2005-05-03

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 106

Attorney Assigned:

ANKRAH NAAKWAMA S Employee Location

Current Location: 650 -Publication And Issue Section

Date In Location: 2005-03-24

1

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. ChromaVision Medical Systems, Inc.

Address:

ChromaVision Medical Systems, Inc.

33171 Paseo Cerveza

San Juan Capistrano, CA 92675

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Delaware

GOODS AND/OR SERVICES

International Class: 042

Histology preparation, interpretation and cell and tissue specialty staining services, namely, molecular and immunohistochemical staining

First Use Date: 2004-06-00

First Use in Commerce Date: 2004-06-00

Basis: 1(a)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

2005-05-03 - Published for opposition

2005-04-13 - Notice of publication

2005-02-12 - Law Office Publication Review Completed

2005-02-04 - Assigned To LIE

2005-02-02 - Approved for Pub - Principal Register (Initial exam)

2005-02-02 - Examiners amendment e-mailed

2005-02-02 - Examiners Amendment -Written

2005-02-02 - Case file assigned to examining attorney

2004-07-06 - New Application Entered In Tram

2

CORRESPONDENCE INFORMATION

Correspondent

John E. Russell (Attorney of record)

JOHN E. RUSSELL

ALLMARK TRADEMARK

4041 SUGAR MAPLE DR STE A

DANVILLE CA 94506-4640

Phone Number: 925-648-4839

Fax Number: 925-648-4358

3

EXHIBIT 10 – Installation Services and Prices

The following service listings and prices reflect the fact that CLARiENT will be providing all on site instrument installation support during Phase 1. This list will need to be revisited prior to the release of the ACIS III instrument and software as DakoCytomation will assume service, support and installation responsibilities at that time. Installation Services shall be ordered by DakoCytomation only. DakoCytomation’s Director of Field Service for the United States will issue orders for Installation Services.

INSTALLATION SERVICES

Field Service Installation Support

1)           CLARiENT will provide instrument installation support which includes the following:

a)              Unpacking of the instrument.

b)             Setup of the instrument in its final installation location.

c)              Calibration of the instrument.

d)             Verification of normal instrument operation.

e)              Loading of additional software (as required).

Field Service Installation Support will be provided by Clarient at end-user sites at a fixed price of USD $1100 plus expenses approved by DakoCytomation.

Technical Services Support

1)           CLARiENT will offer post training on site startup support which can be used as follows:

a)              Pathologist training or additional system training for individuals already trained at DakoCytomation’s California facility.

b)             Instrument optimization support for DakoCytomation supported imaging applications. Onsite support requests require scheduling two weeks in advance.

Clarient will provide training sessions at end-user sites at a fixed price per day of USD $1400 plus expenses approved by DakoCytomation.

Customer Service Support

1)           CLARiENT will configure (with customer input) the report templates, generated via ACIS Reports, required to print patient results for tests and panels that have been run on the ACIS. This service will be available during the entire warranty period without costs for DakoCytomation.

a)              This configuration will include:

i)                 Adding the customer logo to the report.

ii)              Configuring reference ranges to customer laboratory ranges.

iii)           Configuring test results to be printed on the reports.

PRICING

All additional services and on site support will be billed at the following rates. Travel hours will be billed from the time the field engineer arrives at his/her home airport until (s)he arrives at the customer site and from the customer site back to the field engineer’s home airport. Actual costs for transportation to and from the customer site, local transportation, lodging and meals will be billed to DakoCytomation. Travel expenses will conform to the current CLARiENT travel policy (Hotel < $100/day, meals $40/day - $8 breakfast, $12 lunch, $20 dinner). All travel shall be made at economy class and at the lowest possible rates. All costs shall be approved by DakoCytomation in advance.

1)             Technical Services (Onsite support / Instrument optimization);

a)	Normal working hours support (8:00 a.m. to 5:00 p.m. M/F)	$175.00 per hour
b)	Overtime and weekend support (5:00 p.m. to 8:00 a.m. M/F, Sat. & Sun.)	$300.00 per hour

2)             Travel time to and from the customer site will be billed at the rate of $100 per hour.

1

EXHIBIT 11 – After Sale Support Services and Prices

The following service listings and prices reflect the fact that CLARiENT will be providing all on site instrument repair support during Phase 1. This list will need to be revised prior to the release of the ACIS III instrument and software as DakoCytomation will assume service and support responsibilities at that time.

POST INSTALLATION WARRANTY SERVICES

Clarient will provide Post Installation Warranty Services without cost to DakoCytomation or DakoCytomation’s customers/end-users, including the following:

Field Service Support

1)           CLARiENT will provide post sale instrument support which includes the following:

a)             Instrument repair (Monday through Friday, 8:00 a.m. to 5:00 p.m. based on local time zone).

b)            Mandatory software upgrades (both on site and remotely performed).

c)             All parts and labor required to return the instrument to operating condition

d)            Periodic maintenance as required.

e)             Instrument relocations are not covered under the warranty but are available at prices listed below.

Technical Services Support

1)           CLARiENT will offer 16 hours (Monday through Friday, 8:00 a.m. to 5:00 p.m. based on local time zone) of post installation on site support which can be used as follows:

a)              Pathologist training or additional system training for individuals already trained at DakoCytomation’s California facility.

b)             Instrument optimization support for DakoCytomation supported imaging applications. Onsite support requests require scheduling two weeks in advance.

Customer Service Support

1)           CLARiENT telephone support to the customers and technical service employees of DakoCytomation, during the warranty period, (Monday through Friday, 8:00 a.m. to 5:00 p.m. based on local time zone).

POST WARRANTY SERVICES PRICING

All post warranty services and on site support will be billed at the following rates. Travel hours will be billed from the time the field engineer arrives at his/her home airport until (s)he arrives at the customer site and from the customer site back to the field engineer’s home airport. Actual costs for transportation to and from the customer site, local transportation, lodging and meals will be billed to DakoCytomation. Travel expenses will conform to the current CLARiENT travel policy (Hotel < $100/day, meals $40/day - $8 breakfast, $12 lunch, $20 dinner). All travel shall be made at economy class and at the lowest possible rates. All costs shall be approved by DakoCytomation in advance.

1.	Field Service (Instrument repair / Preventative maintenance / Software upgrades / Relocations):
•		Normal working hours support (8:00 a.m. to 5:00 p.m. M/F)	$175.00 per hour
•		Overtime and weekend support (5:00 p.m. to 8:00 a.m. M/F, Sat. & Sun.)	$300.00 per hour
•		Instrument Relocations	Actual cost of travel to and from the site, local transportation, lodging, meals, travel time and labor hours.

2.	Technical Services (Onsite support):
	•	Normal working hours support (8:00 a.m. to 5:00 p.m. M/F)	$175.00 per hour
	•	Overtime and weekend support (5:00 p.m. to 8:00 a.m. M/F, Sat. & Sun.)	$300.00 per hour
3.	Travel time to and from the customer site will be billed at the rate of $100 per hour.

1

EXHIBIT 14 Technical Specifications and Acceptance Criteria for the ACIS III Instrument and Software Doc #: 70180 Revision: A
TITLE: DakoCytomationACIS III System

June 28, 2004

Signature Approvals

Clarient, Inc.

Karen Garza
Senior Vice President, Marketing	Signature	Date

Jim Cureton
Vice President, Instrument Operations	Signature	Date

Dave Davis
Director, Regulatory Affairs	Signature	Date

DakoCytomation

Ann Frederick
Program Manager	Signature	Date

Revision History	Description of Change	Date
Rev A	Original Document

1

Table of Contents

1.	Executive Summary	3

2.	Strategy and Overview	3

2.1.	Strategic Roadmap	3

2.2.	Customer Categories	3
2.2.1.	Anatomic Pathology	3
2.2.2.	Education (Medical / Dental Schools)	3
2.2.3.	Veterinary labs	3

2.3.	Competitive Strengths and Weaknesses	3

3.	Affected Groups	3

3.1.	Clarient, Inc.	3
3.1.1.	Marketing	3
3.1.2.	Operations	4
3.1.3.	Sales	4

3.2.	DakoCytomation	4
3.2.1.	Marketing	4
3.2.2.	Logistics	4
3.2.3.	Regulatory	4
3.2.4.	Sales	4
3.2.5.	Service and Support	4

4.	Requirements	4

4.1.	Definitions and Acronyms	4

4.2.	System Requirements	5
4.2.1.	General Requirements	5
4.2.2.	Computer Requirements	5
4.2.3.	User Interface Requirements	5
4.2.4.	Acquisition Requirements	5
4.2.5.	Review Requirements	5
4.2.6.	Analysis Requirements	5
4.2.7.	Data Management	5
4.2.8.	Reporting Requirements	5

5.	Addendum 1 – Future Design Considerations	5

5.1.	System	5
5.1.1.	Review	5
5.1.2.	Analysis	5
5.1.3.	Management	5
5.1.4.	Reporting	5

5.2.	Legal & Regulatory Requirements	6
5.2.1.	FDA 21 CFR Part 11	6

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

1.     Executive Summary

This requirements document is intended to define a joint compilation of needs identified through market research by both Clarient, Inc. and DakoCytomation.  This research has been conducted by both companies through independent analysis as well as a joint project mediated by an independent market analysis consultant.  These requirements represent a minimal set of improvements to be made to the ACIS II device, as well as to the software to enhance customer usability, improve key features, enhance marketability of the existing product and to better align the imaging system with the DakoCytomation line of automated immunostainers.

The ACIS III interim product being described here is intended to take approximately [***] to develop, with the target launch date to the market place in [***].  The intent of this product is to provide a competitive platform for a period of [***], allowing for the concurrent definition and development of a replacement imaging platform and accompanying software.

2.     Strategy and Overview

2.1.    Strategic Roadmap

The intent of this product is to position DakoCytomation as a market leader in their target markets through the addition of imaging technology to their expanding automated staining portfolio.   Image analysis technology will drive the system solution advantage for DakoCytomation to support both the pharmDx and instrument products.

[***]

2.2.    Customer Categories

2.2.1.       Anatomic Pathology

Clinical and research laboratories will be a primary focus for DakoCytomation.  [***].

2.2.2.       Education (Medical / Dental Schools)

[***]

2.2.3.       Veterinary labs

[***]

2.3.    Competitive Strengths and Weaknesses

A recent alignment between Ventana and TriPath signified the importance of aligning an imaging system with a supplier of reagents and automated staining.  While the links between these systems and workflows has been long understood, this relationship expedited the need for a direct relationship for both Clarient as well as DakoCytomation.  [***]  Furthermore, the recent expansion of the Clarient business model to include the build-out of an oncology reference lab, exemplifies the need for Clarient to formulate a partnership with a reagent manufacturer as a method of developing new algorithms on the imaging platform that may be directly tied to new protocols on the Autostainers.

The TriPath imaging system which is sold by Ventana Medical Systems under the Trademark “VIAS”, is a single slide processing platform [***]. [***]

Through the implementation of the requirements described in this document, Clarient and DakoCytomation will have the opportunity to answer this competitive threat with a technological and market proven product that will be superior to that observed through the Ventana / TriPath offering.  [***]

3.     Affected Groups

3.1.    Clarient, Inc.

3.1.1.       Marketing

The Clarient Marketing department will assist in training the DakoCytomation sales force, the transition of responsibilities, creation and approval of marketing collateral as well as other responsibilities as defined in the final terms of a binding agreement between Clarient and DakoCytomation.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.1.2.       Operations

The Clarient Operations department will be responsible for engineering, manufacturing, service and support activities for the ACIS III device in accordance with these requirements as well as the final terms of a binding agreement between Clarient and DakoCytomation.

3.1.3.       Sales

The Clarient Sales department will be responsible for assistance in training and guidance to the DakoCytomation sales force, assisting in the transition of responsibilities as well as other responsibilities as defined in the final terms of a binding agreement between Clarient and DakoCytomation.

3.2.    DakoCytomation

3.2.1.       Marketing

The DakoCytomation Marketing department will be responsible for all commercialization activities, product specification input, competitive trending as well as other responsibilities as defined in the final terms of a binding agreement between Clarient and DakoCytomation.

3.2.2.       Logistics

The DakoCytomation Logistics department will be responsible for all purchasing of finished goods and will share inventory management responsibilities with Clarient personnel as well as other responsibilities as defined in the final terms of a binding agreement between Clarient and DakoCytomation.

3.2.3.       Regulatory

The DakoCytomation Regulatory department will be responsible for all future regulatory submissions, share in market surveillance and regulatory planning activities as well as other responsibilities as defined in the final terms of a binding agreement between Clarient and DakoCytomation.

3.2.4.       Sales

The DakoCytomation Sales department will be responsible for worldwide sales activities (instrumentation and software) as well as other responsibilities as defined in the final terms of a binding agreement between Clarient and DakoCytomation.

3.2.5.       Service and Support

The DakoCytomation Service and Support department will be responsible for worldwide service and support (instrumentation and software) as well as other responsibilities as defined in the final terms of a binding agreement between Clarient and DakoCytomation.

4.     Requirements

4.1.    Definitions and Acronyms

•      [***]

•      [***]

•      [***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.2.    System Requirements

•      When the word shall is used in a statement in this document, the statement is a testable requirement.

•      When the word may is used in this document, the statement is not a testable requirement.  It is merely a suggestion or example.

•      When the word will is used in this document, the statement is not a testable requirements; it is a statement of fact.

4.2.1.     General Requirements

[***]

4.2.2.     Computer Requirements

[***]

4.2.3.     User Interface Requirements

[***]

4.2.4.     Acquisition Requirements

[***]

4.2.5.     Review Requirements

[***]

4.2.6.     Analysis Requirements

[***]

4.2.7.     Data Management

[***]

4.2.8.     Reporting Requirements

[***]

5.     Addendum 1 – Future Design Considerations

The following features and capabilities exist as future design considerations, and are desired in the system being described here.  While these features are not requirements for the product being described here, they will transition to requirements in future versions of this product.

5.1.    System

5.1.1.     Review

[***]

5.1.2.     Analysis

[***]

5.1.3.     Management

[***]

5.1.4.     Reporting

[***]

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.2.    Legal & Regulatory Requirements

5.2.1.     FDA 21 CFR Part 11

5.2.1.1               The product will comply with FDA 21CFR part 11 requirements pertaining to electronic transfer of information and electronic signature.

5.2.1.2               Part 11 compliance will be enforced regardless of user interaction on the acquisition instrument, or from any location utilizing the remote viewing client.

[***] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 15 Project Plan for ACIS III

[***]

[***] Certain information comprising 1 page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.